UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500

San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Bingham McCutchen LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2012

Brandes Separately Managed Account Reserve Trust

Dear Shareholder:

The Separately Managed Account Reserve Trust (“SMART” or “the Fund”) gained 8.76% in the 6-month period ending March 31, 2012. The Barclays Capital U.S. Aggregate Bond Index gained 1.43% and the Barclays Capital U.S. Intermediate Credit Bond Index gained 3.66% during the same 6-month period.

In this letter, I will examine the sector and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 6-month period ending March 31, 2012. I will also discuss how the Fund is positioned for the future.

The Markets

The great Yogi Berra once said: “It’s like déjà-vu, all over again.” This quote could accurately be applied to the fixed income markets during the six months ended March 31, 2012, relative to the 6-month period ending March 31, 2011. One year ago at this time, economic measures were largely pointing toward a moderate expansion, risk assets rallied meaningfully and inflation fears began festering as both crude oil and gasoline prices were rising sharply. European debt concerns persisted, but the U.S. markets showed increasing signs of decoupling. A fast forward to the end of the first quarter 2012 reads like a carbon copy of the market environment 12 months ago: U.S economic data has continued its growth trajectory, risk assets staged a significant rally and gasoline prices have risen above $4.00/gallon throughout most of the country. Finally, the market’s perception of the euro zone debt crisis has ebbed somewhat; or more specifically, the market’s perception of the overall “tail risk” associated with a negative outcome to the ongoing euro zone crisis appreciably declined during the quarter.

The Fund

During the 6-month period, positive relative performance was led by the corporate bond sector. More specifically, within the corporate sector, returns were led by banks and the homebuilding/building product industries. The Fund’s holdings in non-agency mortgage backed securities were also a positive factor in performance. Finally, the Fund benefited from an underweight position in U.S. Treasury securities as well as a modest underweight of duration relative to the benchmark. The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of March 31, 2012, the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

U.S. financials experienced considerable spread tightening during the period. The financials component of the Index posted an excess return of 13.11%, which was greater than the 11.94% excess return of the Barclays Capital U.S. Corporate High-Yield Bond Index. It appears that the market finally began to catch up with the fundamental strengthening of bank balance sheets since the credit crisis of 2008.

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Since the credit crisis, the banking industry has aggressively written down (or off) problem loans, raised additional capital and changed lending practices to make new loans on much stricter terms.

In fact, during the fourth quarter the Fed released its annual stress test of the banking system, also referred to as the Comprehensive Capital Analysis and Review (CCAR). The stress test was applied to the 19 largest bank holding companies and assumed a peak unemployment rate of 13%, a 50% decrease in equities, and a 21% decline in housing prices. The net result was that if planned dividends and share repurchases were excluded, 18 of the 19 banks were able to maintain a minimum tier I capital ratio of 5%. Underscoring the overall health of the financial system post-credit crisis, according to the Fed, the 19 banks have raised their aggregate capital by nearly $340 billion since the first quarter of 2009. The SMART fund has been overweight financials for some time as we have consistently felt that market technical factors have overshadowed and overwhelmed the dramatic fundamental improvement that banks have undertaken. We still believe that the yield spreads offered by banks are attractive relative to their risk profiles.

The outperformance of homebuilding/building products bonds and non-agency mortgage-backed securities was largely due to better feelings about the state of the U.S. housing market. It would be difficult to fashion an argument that the arrow on the housing market is now pointing upward, but given the data received on building permits, new housing starts and existing home sales, not to mention an absence of downright pessimism in public comments from the largest homebuilders, it appears that the housing market may have (hopefully) found a bottom. If the market has indeed found a bottom, this bodes well for the homebuilders who have largely done an admirable job of managing their balance sheets through the crisis by concentrating on maintaining liquidity through terming out their debt maturities and focusing on maintaining positive cash flow until the market shows signs of life again. A bottoming of the housing market should also benefit non-agency mortgage-backed securities as previous calamitous assumptions regarding defaults and recoveries on underlying loans may prove to be unduly conservative.

During the 6-month period, notable purchases in the Fund consisted of corporate bonds issued by Eastman Kodak, Edison Mission Energy, and Chesapeake Energy Corp. The Fund added to its holdings of Marks & Spencer and Regions Financial. The Fund sold its positions in corporate bonds such as those issued by Anadarko Petroleum, Nisource Finance Corp, and Chiquita Brands. The Fund also sold one ABS security backed by subprime loans.

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Our Outlook

As we move into the second quarter of 2012 credit and mortgage yield spreads have experienced appreciable tightening year to date, but remain wide of their historical averages. If yield spreads are examined in the context of aggregate leverage—which is at or near 25-year bests—yield spreads still appear to offer compelling value.

Certainly, the market remains fraught with risks that astute investors need to keep their eyes on. While Europe appears calm for now, there is some concern that the sizeable liquidity provided to European banks by the ECB through the Long Term Refinance Operation is masking the continent’s true fundamental debt and growth problems. We remain cautious on the euro zone and feel we have not heard the last of Greece, not to mention the possibility of problems escalating in Portugal, Spain or even Italy.

Closer to home, the fundamental U.S economic picture continues to improve but we feel the economic recovery remains susceptible to exogenous shocks, which could take the form of a re-escalation of euro zone stress, high energy prices derailing the economic expansion or another unexpected leg down in the housing market. What these concerns mean to us is that we feel the myriad of unknowns places a premium on fundamental research and deliberative security selection. There are a number of securities today whose yield spreads are more a function of macro and technical factors than the underlying credit fundamentals. We believe that thoughtful research, bottom-up security selection and a patient, long-term approach are paramount in an environment like today’s where technical factors—both positive and negative—can overwhelm and temporarily mask true credit fundamentals.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

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The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

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Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays Capital U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. Issues must have at least $250 million par amount outstanding and have a maturity from one up to (but not including) ten years. Securities must be rated investment grade (Baa3/BBB-/BBB- or above) by Moody’s, S&P, and Fitch, respectively. When all three agencies rate an issue, a median or “two out of three” rating is used to determine Index eligibility by dropping the highest and lowest rating. When a rating from only two agencies is available, the lower (“most conservative”) of the two is used. When a rating from only one agency is available, that rating is used to determine Index eligibility. The index is a total return index which reflects the price changes and interest of each bond in the index.

Barclays Capital U.S. Corporate High-Yield Bond Index: The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index consisting of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It was created in 1986, with history backfilled to July 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices. The index is a total return index which reflects the price changes and interest of each bond in the index.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

One cannot invest directly in an index.

The Brandes Separately Managed Account Reserve Trust (“SMART”) Fund is distributed by Quasar Distributors, LLC.

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The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2012 and in the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index for the same period.

Cumulative Performance of $1,000,000 Since Inception

	Average Annual Total Return Periods Ended March 31, 2012 (Unaudited)
	One Year	Three Years	Five Years	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	6.68%	24.15%	5.15%	5.84%
Barclays Capital U.S. Aggregate Index	7.71%	6.83%	6.25%	5.84%
Barclays Capital U.S. Intermediate Credit Index	6.95%	10.52%	6.38%	5.96%

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Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

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Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$1,087.60	0.00%	$0.00

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Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period
Separately Managed Account Reserve Trust*	$1,000.00	$1,025.00	0.00%	$0.00
*	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 1.22%
Fannie Mae Interest Only Strip – 1.22%
5.500%, 01/01/2036	$5,134,277	$763,893
6.000%, 06/01/2036	6,444,319	1,028,878
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,259,613)		$1,792,771
OTHER MORTGAGE RELATED SECURITIES – 8.46%
Collateralized Mortgage Obligations – 0.03%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.861%, 10/25/2036	$44,702	$42,013
Near Prime Mortgage – 4.10%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.689%, 10/25/2035	3,699,995	2,972,649
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.818%, 03/20/2036	1,427,536	741,280
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 2.572%, 12/25/2035	1,007,395	798,580
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	1,494,892	1,492,010
		6,004,519
Sub-Prime Mortgages – 4.33%
Argent Securities, Inc.
Series 2004-W11, 1.442%, 11/25/2034	666,414	122,702
Countrywide Asset-Backed Certificates
Series 2004-10, 1.292%, 12/25/2034	3,367,568	618,198
Series 2004-13, 1.092%, 04/25/2035	1,810,000	1,103,680
First Franklin Mortgage Loan Asset Backed Certificates
Series 2004-FF8, 1.667%, 10/25/2034	1,995,362	1,004,733
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.412%, 04/25/2036	2,476,308	1,669,024
Structured Asset Investment Loan Trust
Series A3, 0.622%, 07/25/2035	2,052,808	1,835,647
		6,353,984
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $17,904,220)		$12,400,516

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
US GOVERNMENTS – 6.12%
Sovereign – 6.12%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$1,942,734
United States Treasury Note
3.375%, 11/15/2019	4,475,000	4,995,917
2.000%, 11/15/2021	2,075,000	2,042,740
TOTAL US GOVERNMENTS (Cost $8,634,543)		$8,981,391

	Shares	Value
COMMON STOCKS – 0.47%
Paper & Forest Products – 0.45%
AbitibiBowater, Inc.(a)	31,224	$445,879
Abitibi-Consolidated(a)(c)	3,950,000	—
Quad/Graphics, Inc.	15,701	218,244
Quebecor World(a)(c)	9,700,000	—
		664,123
Semiconductors – 0.02%
Magnachip Semiconductor Corp.(a)	2,010	24,120
TOTAL COMMON STOCKS (Cost $4,082,221)		$688,243
PREFERRED STOCKS – 0.77%
Consumer Finance – 0.77%
Ally Financial, Inc. , 7.000%(b)	1,363	$1,135,592
TOTAL PREFERRED STOCKS (Cost $0)		$1,135,592

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 4.74%
Student Loan – 4.74%
National Collegiate Student Loan Trust
Series A-4, 0.547%, 10/25/2033	$1,500,000	$682,972
SLM Student Loan Trust
Series 2004-B, 0.804%, 03/15/2024	2,980,000	2,371,403
Series 2004-B, 0.904%, 09/15/2033	1,500,000	932,594
Series 2005-A, 0.784%, 12/15/2038	1,865,000	1,215,267
Series 2006-A, 0.764%, 06/15/2039	2,200,000	1,741,804
		6,261,068
TOTAL ASSET BACKED SECURITIES (Cost $7,673,191)		$6,944,040
CORPORATE BONDS – 75.58%
Advertising – 2.92%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$3,920,000	$4,272,800
Automobile Parts & Equipment – 1.73%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	2,465,000	2,532,788
Banks & Thrifts – 16.16%
Ally Financial, Inc.
7.500%, 12/31/2013	1,029,000	1,093,313
6.750%, 12/01/2014	3,646,000	3,819,185
8.000%, 12/31/2018	1,235,000	1,312,188
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,891,150
JP Morgan Chase & Co.
7.900%, 04/30/2099	5,620,000	6,156,821
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	3,380,000	3,636,647
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,074,775
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,713,803
		23,697,882

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Building Materials – 9.44%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	2,085,544
Masco Corp.
6.125%, 10/03/2016	4,040,000	4,270,603
Mohawk Industries, Inc.
6.375%, 01/15/2016	2,965,000	3,276,325
Owens Corning
6.500%, 12/01/2016	1,445,000	1,605,352
USG Corp.
6.300%, 11/15/2016	2,790,000	2,608,650
		13,846,474
Chemical – 1.53%
Lyondell Chemical Co.
11.000%, 05/01/2018	2,028,837	2,241,865
Consumer Products – 2.52%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	3,285,000	3,703,837
Diversified Financial Services – 6.51%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,151,865
International Lease Finance Corp.
6.625%, 11/15/2013	3,350,000	3,417,000
SLM Corp.
5.000%, 10/01/2013	2,920,000	2,985,700
		9,554,565
Electric Utilities – 5.78%
EDP Finance BV
4.900%, 10/01/2019(b)	4,450,000	3,617,405
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	4,862,703
		8,480,108
Energy – 1.20%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,755,176

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 4.79%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	1,785,525
Tyson Foods, Inc.
6.850%, 04/01/2016	4,615,000	5,238,025
		7,023,550
Homebuilders – 10.31%
Centex Corp.
6.500%, 05/01/2016	2,695,000	2,897,125
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,467,375
Pulte Group, Inc.
5.200%, 02/15/2015	3,205,000	3,269,100
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,480,854
		15,114,454
Industrial – 1.19%
Eastman Kodak Co.
9.750%, 03/01/2018(b)	2,020,000	1,742,250
Insurance – 3.41%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	1,984,487
5.875%, 08/15/2020	1,250,000	1,339,990
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	1,490,000	1,671,188
		4,995,665
Media – 1.39%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,257,858
Virgin Media Finance Plc
9.500%, 08/15/2016	698,000	786,995
		2,044,853
Oil & Gas – 0.79%
El Paso Corp.
7.000%, 06/15/2017	1,035,000	1,152,518
Oil, Gas & Consumable Fuels – 1.19%
Chesapeake Energy Corp.
6.625%, 08/15/2020	1,720,000	1,750,100

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Retail – 2.10%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	2,975,000	3,075,400
Technology, Equipment & Services – 1.05%
Unisys Corp.
12.500%, 01/15/2016	1,454,000	1,546,693
Telecommunications – 0.61%
Telecom Italia Capital SA
6.999%, 06/04/2018	840,000	894,600
Utilities – 0.96%
Edison Mission Energy
7.000%, 05/15/2017	2,230,000	1,404,900
TOTAL CORPORATE BONDS (Cost $102,365,432)		$110,830,478

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	80,400	$—
TOTAL WARRANTS (Cost $863,486)		$—

	Principal Amount	Value
SHORT TERM INVESTMENT – 1.82%
Repurchase Agreement – 1.82%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01%, [Collateralized by $2,671,179 United States Treasury Bill, 7/31/16, (Market Value $2,724,460)] (proceeds $2,671,181)	$2,671,179	$2,671,179
TOTAL SHORT TERM INVESTMENT (Cost $2,671,179)		$2,671,179
Total Investments (Cost $146,453,885) – 99.18%		$145,444,210
Other Assets in Excess of Liabilites – 0.82%		1,201,957
TOTAL NET ASSETS – 100.00%		$146,646,167

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $9,570,647, which represents 6.53% of of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS March 31, 2012 (Unaudited) (continued)

(c)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets. The accompanying notes are an integral part of these Schedules of Investments.

The accompanying notes are an integral part of these Schedules of Investments.

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STATEMENT OF ASSETS AND LIABILITIES — March 31, 2012 (Unaudited)

ASSETS
Investments in securities, at cost	$146,453,885
Investments in securities, at value	$145,444,210
Receivables:
Fund shares sold	395,078
Dividends and interest	2,336,722
Total Assets	148,176,010
LIABILITIES
Payables:
Securities purchased	897,979
Fund shares redeemed	141,446
Dividends payable	490,418
Total Liabilities	1,529,843
NET ASSETS	$146,646,167
COMPONENTS OF NET ASSETS
Paid-in capital	$172,415,457
Undistributed net investment income	(57,955)
Accumulated net realized loss on investments and currency	(24,701,660)
Net unrealized depreciation on:
Investments	(1,009,675)
Total Net Assets	$146,646,167
Net asset value, offering price and redemption proceeds per share
Net Assets	$146,646,167
Shares outstanding (unlimited shares authorized without per value)	16,745,379
Offering and redemption price	$8.76

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2012 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$54,519
Interest income	4,111,033
Miscellaneous income	10,163
Total income	4,175,715
Expenses (Note 3)
Total expenses	—
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	—
Net investment income	4,175,715
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on Investments	1,159,539
Net change in unrealized appreciation on:
Investments	6,573,594
Net realized and unrealized gain	7,733,133
Net increase in net assets resulting from operations	$11,908,848

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:	(Unaudited)
OPERATIONS
Net investment income	$4,175,715	$9,199,824
Net realized gain (loss) on:
Investments	1,159,539	(176,172)
Foreign currency transactions	—	(36,812)
Net unrealized appreciation (depreciation) on:
Investments	6,573,594	(1,461,568)
Foreign currency transactions	—	(977)
Net increase in net assets resulting from operations	11,908,848	7,524,295
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,661,728)	(9,522,282)
Decrease in net assets from distributions	(4,661,728)	(9,522,282)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,211,142	22,052,366
Net asset value of share issued on reinvestment of distributions	1,268,216	2,989,334
Cost of shares redeemed	(15,502,743)	(39,113,330)
Net decrease in net assets from capital share transactions	(3,023,385)	(14,071,630)
Total Increase (Decrease) in net assets	4,223,735	(16,069,617)
NET ASSETS
Beginning of the Period	142,422,433	158,492,050
End of the Period	$146,646,168	$142,422,433
Undistributed net investment income	$(57,955)	$428,058

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2012 (Unaudited)
Net asset value, beginning of period	$8.32
Income (Loss) from investment operations:
Net investment income	0.25	(4)
Net realized and unrealized gain/(loss) on investments	0.47
Net increase from payments by affiliates (Note 2H)	—
Total from investment operations	0.72
Less dividends and distributions:
Dividends from net investment income	(0.28)
Dividends from net realized gain	—
Total dividends and distributions	(0.28)
Net asset value, end of period	$8.76
Total return	8.76	%(2)
Net assets, end of period (millions)	$146.6
Ratio of net expenses to average net assets(3)	0.00%
Ratio of net investment income to average net assets (3)	5.84	%(1)
Portfolio turnover rate	15.34	%(2)

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Net investment income per share has been calculated based on average shares outstanding during the period.
(5)	The Fund's total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. This item had an impact of less than 0.005% on the SMART Fund's total return. See Note 2H in the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS (continued)

Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008		Year Ended September 30, 2007
$8.46	$7.46	$6.97	$9.61		$9.87

0.52 (4)	0.60 (4)	0.64	0.81		0.69
(0.12)	0.97	0.47	(2.63)		(0.27)
—	—	—	0.01		—
0.40	1.57	1.11	(1.81)		0.42

(0.54)	(0.57)	(0.62)	(0.81)		(0.68)
—	—	—	(0.02)		—
(0.54)	(0.57)	(0.62)	(0.83)		(0.68)
$8.32	$8.46	$7.46	$6.97		$9.61
4.61%	21.81%	18.25%	(20.15	)%(5)	4.22%
$142.4	$158.5	$157.5	$154.6		$142.5
0.00%	0.00%	0.00%	0.00%		0.00%
5.98%	7.53%	10.15%	9.28%		7.27%
56.16%	36.90%	40.53%	157.66%		230.69%

The accompanying notes to financial statements are an integral part of this statement.

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NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.
G.	Accounting for Uncertainty in Income Taxes. The Trust has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Trust may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net invest-

23

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

ment income and net capital gains. The Trust intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2008 through 2011). As of March 31, 2012 the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2011. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor which violated the Fund’s investment restrictions. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
I.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
Level 1 —	Unadjusted quoted market prices in active markets
Level 2 —	Quoted prices for similar instruments or inputs derived from observable market data. Directly observable inputs for the life of the financial instrument
Level 3 —	Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

J.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term securities including U.S. Government and other fixed income securities, with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

The Fund has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

The Fund uses a third party fair valuation service to adjust the prices of foreign securities held by the Fund that are traded on foreign exchanges in order to reflect the price impacts of events occurring after the close of such foreign exchanges that may affect the values of such securities. None of the Fund’s securities were fair valued using this third party fair valuation service as of March 31, 2012.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded fund and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded Fund, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies are valued based upon the net asset value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 3.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The following is a summary of the levels of inputs used, as of March 31, 2012, involving the Fund’s assets carried at fair value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
SMART Fund
Equities	$688,243	$1,135,592	$—	$1,823,835
Asset Backed Securities	—	6,944,040	—	6,944,040
Corporate Bonds	—	110,830,478	—	110,830,478
Government Securities	—	10,774,162	—	10,774,162
Mortgage Backed Securities	—	12,400,516	—	12,400,516
Repurchase Agreements	—	2,671,179	—	2,671,179
Total Investments in Securities	$688,243	$144,755,967	$—	$145,444,210

There were no significant transfers into and out of Level 1 and 2 during the period presented.

Below is a reconciliation that details the activity of securities in Level 3 during the six months ended March 31, 2012, using market values of the Level 3 securities at March 31, 2012:

Beginning Balance – October 1, 2011	$—
Net purchases/(sales)	—
Transfers in/(out) of Level 3	—
Total realized and unrealized gains	—
Total realized and unrealized losses	—
Ending Balance – March 31, 2012	—

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments and the net unrealized depreciation on investments, respectively on the Statement of Assets and Liabilities. As of March 31, 2012, the Fund had $863,486 of unrealized losses from Level 3 securities.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its services under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.
B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the six months ended March 31, 2012:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$ 15,329,842	$8,681,266	$6,328,750	$15,470,838

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2012, and the year ended September 30, 2011, was as follows (shares and dollar amounts in thousands):

	Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount
Shares Sold	1,314	$11,211	2,551	$22,052
Issued on Reinvestment of Distributions	149	1,269	346	2,989
Shares Redeemed	(1,832)	(15,503)	(4,520)	(39,118)
Net Increase/(Decrease) Resulting from Fund Share Transactions	(369)	$(3,023)	(1,623)	$(14,072)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2011, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$147,667,263
Gross tax unrealized appreciation	8,966,675
Gross tax unrealized depreciation	(16,549,944)
Net tax unrealized appreciation/depreciation on investments and foreign currency	(7,583,269)
Distributable ordinary income	429,911
Distributable long-term capital gains	—
Total distributable earnings	429,911
Other accumulated gains/losses	(25,863,051)
Total accumulated earnings	$(33,016,409)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis

30

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions.

As of September 30, 2011, the Fund had capital losses expiring on September 30, 2016, 2017, 2018 and 2019 in the amounts of $152,724, $12,360,303, $6,084,748 and $6,501,831, respectively.

The tax composition of dividends for the period ended September 30, 2011 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$ 9,522,282	$—	$—

At September 30, 2011, the Fund had net realized losses on investments and foreign currencies of $763,445 which are deferred for tax purposes and were recognized on October 1, 2011.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2011, as a result of its reclassifications the Fund’s undistributed net investment income/loss was increased by $539,865 and accumulated net realized gain/loss was decreased by $539,865.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 8 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued an update to requirements relating to Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US Generally Accepted Accounting Principles, (“GAAP”) and International Financial Reporting Standards (“IFRS.”) The amendments are of two types: (i) those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii)

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact this update will have on the Funds’ financial statements.

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2011 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of funds

32

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

identified by Morningstar Associates (“Morningstar”) for the three-year period ended September 30, 2011, and were in the first quartile of the larger group of funds in its Morningstar category for four of the last six calendar years, although they were in the fourth quartile of the peer group for the one-year, five-year and since-inception periods ended on that date. They also noted that the Fund’s investment results were above its benchmark index for the one-year and three-year periods. They considered that choosing a peer group for the Fund is difficult because the Fund’s organization, expense structure and function as a portion of a broader investment program of the Advisor are relatively unique. They concluded that the Fund’s performance was satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable. The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund (as the Adviser does not obtain third-party research or other services in return for allocating the Fund’s brokerage).

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that the Fund’s shareholders receive reasonable value from the Advisor’s services, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION – (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

34

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 81)	Trustee	Since February 1995	Investment Fund Director.	7	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America, from 2004 to 2011.	7	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 72)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	7	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 54)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 60)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.
Craig Wainscott 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 50)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds; Russell Investments from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

35

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCP of Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 51)	Trustee and President	Since July 2006	Executive Director of the Advisor.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006; Counsel of the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 61)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

36

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION – (Unaudited)

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

37

Advisor

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

Distributor

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA 92071

Legal Counsel

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INSTITUTIONAL INTERNATIONAL
EQUITY FUND

INSTITUTIONAL GLOBAL
EQUITY FUND

INSTITUTIONAL EMERGING
MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

INSTITUTIONAL CORE PLUS FIXED
INCOME FUND

CREDIT FOCUS YIELD FUND

SEMI-ANNUAL REPORT

For the periods ended
March 31, 2012

Brandes Institutional International Equity Fund

Dear Shareholder:

The Brandes Institutional International Equity Fund (“the Fund”) advanced 14.02% during the six months ending March 31, 2012. For the same period, the MSCI EAFE Index gained 14.56%.

Below I discuss the industry, country, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions and our investment philosophy, and discuss how we believe the Fund is well positioned for future performance.

The Markets

Extending a familiar theme for much of 2011, investors remained preoccupied with macroeconomic and geopolitical issues in the fourth quarter, with Europe’s sovereign debt crisis dominating headlines and raising worries over how it may effect global economic growth. These factors resulted in depressed valuations that made select companies appear attractive from a long-term investment perspective.

At the start of 2012, world equity markets looked fairly grim. Europe appeared on the verge of a meltdown, many questioned whether the United States was on a sustainable path to recovery, Japan was still recovering from the Tohoku earthquake and tsunami, concern was being raised of a hard landing in China, and fixed income had trounced equities in 2011. General market sentiment quickly changed as the European Central Bank implemented the first phase of its Long Term Refinancing Operation (LTRO) to help stabilize the European banking system. Global markets responded with enthusiasm and the MSCI EAFE Index gained 10.9% in the first quarter.

The Fund

While achieving solid gains during the six month period ending March 31, 2012, the Fund’s slight underperformance relative to the index was primarily driven by stock selection and our overweight in the diversified telecommunication services industry, as well as an underweight position in Germany. At the same time, individual issue selection in the United Kingdom and our allocation in Mexico positively impacted returns compared to the MSCI EAFE.

Looking at overall returns for the Fund, positions in the oil, gas & consumable fuels and construction materials industries had a positive impact on performance. Securities based in these industries, such as ENI S.p.A.(Italy — oil, gas & consumable fuels), Total S.A. (France — oil, gas & consumable fuels), Cemex S.A.B. (Mexico —  construction materials), and CRH PLC (Ireland — construction materials), posted strong results that helped drive performance. While most industries registered gains during the period, holdings in the diversified telecommunication services industry tended to decline, including Portugal Telecom (Portugal) and France Telecom (France).

From a country perspective, securities based in the United Kingdom, Japan, and the Netherlands had the most positive impact on performance on an absolute basis. Some of the positions from these countries experiencing the strongest share price apprecia-

Brandes Institutional International Equity Fund

tion included BP PLC (United Kingdom — oil gas & consumable fuels), Toyota Motor Corp. (Japan — automobiles), and Aegon N.V. (Netherlands — insurance).

During the six-month period ending March 31, 2012, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Mizuho Financial (Japan  — commercial banks), Nokia (Finland — communications equipment), and Wolseley (United Kingdom — trading companies & distributors). We also purchased shares of new holdings at prices that we consider attractive, including Posco (South Korea — metals & mining) and Lukoil (Russia — oil gas & consumable fuels).

Our Outlook

In all market environments, we consistently seek to take advantage of market irrationality and short-term security mispricing by buying securities that we believe are undervalued and offer attractive total return potential. Our investment philosophy continues to focus on rigorous, independent company analysis with a long-term perspective, while also taking into account the dynamic macroeconomic landscape. As such, our analysts focus not only on company fundamentals but on the stress factors that are imposed from a broader economic or financial perspective. We realize that many of the macro issues and concerns are keeping valuations at attractive levels and we have folded very conservative assumptions into our estimates of intrinsic values to reflect this. As part of our process, we are highly focused on the value/price relationship and believe valuations and company fundamentals drive future returns over the long term. In our view, the current environment provides us with the opportunity to build a high-quality and defensive portfolio at attractive valuations.

As of March 31, 2012, the Fund’s most substantial country weighting was in Japan and, its most substantial industry weighting was in the diversified telecommunication services industry.

As we look beyond the current clouds of uncertainty toward the future, we remain focused on a singular goal: to build wealth for our clients over the long term. And as true believers in value investing, we believe that your patience will be rewarded. As always, thank you for your continued trust.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional International Equity Fund

Past performance does not guarantee future results.

Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of 22 developed market country indices. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional International Equity Fund is distributed by Quasar Distributors LLC

Brandes Institutional International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional International Equity Fund — Class I from March 31, 2002 to March 31, 2012 and in the Morgan Stanley Capital International EAFE Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital
International EAFE (Europe, Australasia and Far East) Index

	Average Annual Total Return Periods Ended March 31, 2012 (Unaudited)
	One Year	Three Years	Five Years	Ten Years
Brandes Institutional International Equity Fund
Class I	-5.11%	13.59%	-4.46%	5.59%
Class E	-5.23%	13.51%	N/A	N/A
Class S	-5.29%	N/A	N/A	N/A
Morgan Stanley Capital International EAFE Index*	-5.77%	17.13%	-3.51%	5.70%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional International Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

The sector classifications represented in the chart above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Global Equity Fund

Dear Shareholder:

The Brandes Institutional Global Equity Fund (“the Fund”) advanced 16.76% during the six-month period ending March 31, 2012. For the same period, the MSCI World Index grew 20.03%.

Below I discuss the industry, country, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions and our investment philosophy, and discuss how we believe the Fund is well positioned for future performance.

The Markets

Extending a familiar theme for much of 2011, investors remained preoccupied with macroeconomic and geopolitical issues in the fourth quarter, with Europe’s sovereign debt crisis dominating headlines and raising worries over how it may effect global economic growth. These factors resulted in depressed valuations that made select companies appear attractive from a long-term investment perspective.

At the start of 2012, world equity markets looked fairly grim. Europe appeared on the verge of a meltdown, many questioned whether the United States was on a sustainable path to recovery, Japan was still recovering from the Tohoku earthquake and tsunami, concern was being raised of a hard landing in China, and fixed income had trounced equities in 2011. General market sentiment quickly changed as the European Central Bank implemented the first phase of its Long Term Refinancing Operation (LTRO) to help stabilize the European banking system. Global markets responded with enthusiasm and the MSCI World Index gained 11.6% in the first quarter.

The Fund

While registering sound performance in the six months ending March 31, 2012, the Fund underperformed the MSCI World Index. Stock selection and our overweight positions in both the Diversified Telecommunication Services and Pharmaceutical industries were the primary drivers of the relative performance shortfall. On the other hand, individual issue selection in the United States, Japan, Switzerland and Italy all had positive impacts to relative performance.

Looking at overall returns for the Fund, positions in the commercial banks and oil, gas & consumable fuels industries positively impacted performance. Returns for securities based in these industries, such as Wells Fargo & Co (United States — commercial banks), ENI S.p.A. (Italy — oil, gas & consumable fuels) and Valero Energy Corp (United States — oil gas & consumable fuels) helped drive performance. Holdings in the pharmaceuticals, food & staples retailing, and automobiles industries also tended to add value during the period. Top-performers from these industries included Pfizer (United States — pharmaceuticals), Safeway Inc (United States — food & staples retailing), and Toyota Motor Co (Japan — automobiles). While most industries registered gains during the period, holdings in the diversified telecommunication services industry tended to decline, including France Telecom (France).

Brandes Institutional Global Equity Fund

From a country perspective, securities based in the United States had the most positive impact on overall performance. Some of the key contributors from the United States were Microsoft Corp (software) and Western Digital Corp (computers & peripherals). In addition, positions in Japan tended to advance, including Honda Motor Co (automobiles).

During the six months period ending March 31, 2012, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Lowe’s Cos (United States  — specialty retail), Nokia (Finland — communications equipment), and Mizuho Financial Group (Japan — commercial banks). We also purchased shares of new holdings at prices that we consider attractive, including America Movil SAB (Mexico — wireless telecommunication services) and State Street Corporation (United States — capital markets).

Our Outlook

In all market environments, we consistently seek to take advantage of market irrationality and short-term security mispricing by buying securities that we believe are undervalued and offer attractive total return potential. Our investment philosophy continues to focus on rigorous, independent company analysis with a long-term perspective, while also taking into account the dynamic macroeconomic landscape. As such, our analysts focus not only on company fundamentals but on the stress factors that are imposed from a broader economic or financial perspective. We realize that many of the macro issues and concerns are keeping valuations at attractive levels and we have folded very conservative assumptions into our estimates of intrinsic values to reflect this. As part of our process, we are highly focused on the value/price relationship and believe valuations and company fundamentals drive future returns over the long term. In our view, the current environment provides us with the opportunity to build a high-quality and defensive portfolio at attractive valuations.

As of March 31, 2012, the Fund’s most substantial country weighting was in Japan and its most substantial industry weighting was in the diversified telecommunication services industry.

As we look beyond the current clouds of uncertainty toward the future, we remain focused on a singular goal: to build wealth for our clients over the long term. And as true believers in value investing, we believe that your patience will be rewarded. As always, thank you for your continued trust.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional Global Equity Fund

Past performance does not guarantee future results.

Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Global Equity Fund is distributed by Quasar Distributors LLC.

Brandes Institutional Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Global Equity Fund — Class I from its inception (October 6, 2008) to March 31, 2012 and in the Morgan Stanley Capital International World Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital International World Index

	Average Annual Total Return Periods Ended March 31, 2012 (Unaudited)
	One Year	Three Years	Since Inception
Brandes Institutional Global Equity Fund
Class I	-1.88%	16.51%	6.07%
Class E	-2.20%	16.31%	5.90%
Class S	-2.09%	N/A	0.17%
Morgan Stanley Capital International World Index*	0.56%	20.24%	8.29%

*  The Morgan Stanley Capital International World Index since inception return shown is from the inception date of the Brandes Institutional Global Equity Fund — Class I and E (October 6, 2008). The return from the inception of the Brandes Institutional Global Equity Fund — Class S (January 31, 2011) is 2.62%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

The sector classifications represented in the chart above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Emerging Markets Fund

Dear Shareholder:

The Brandes Institutional Emerging Markets Fund (“the Fund”) advanced 21.86% during the six months ended March 31, 2012. For the same period, the MSCI Emerging Markets Index (MSCI EM) gained 19.22%.

Below I discuss the industry, country, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions, our investment philosophy, and discuss how we believe the Fund is well positioned for future performance.

The Markets

Global consumer sentiment is improving now that the perceived risks of 2011 have waned. Fears of economic deterioration, rising inflation, a Chinese “hard landing” and a spillover of the sovereign debt crisis facing Europe have dissipated to some extent. In the first quarter of 2012, optimism crept back into emerging markets. The MSCI Emerging Markets Index experienced over 14% gains in the quarter and the Brandes Institutional Emerging Markets Equity Fund performed strongly as well, returning 17.25% for the period.

It was an impressive period for emerging markets and the Brandes Emerging Markets Equity Fund; absolute returns were positive for nearly every sector and country.

The Fund

The Fund delivered strong absolute gains during the six months ending March 31, 2012. Stock selection in the electric utilities industry was the primary contributor to positive performance on an absolute as well as relative basis. In addition, stock selection in Mexico and India helped relative returns. The primary drivers of relative underperformance for the period included stock selection in commercial banks and wireless telecommunication services, as well as the Fund’s overweighting in the diversified telecommunication services industry.

Looking at overall returns for the Fund, positions in the electric utilities, commercial banks, and semiconductors & semiconductor equipment industries contributed the most to absolute performance. Among the better-performing securities in these industries were Reliance Infrastructure Ltd. (India — electric utilities), Banco Latinoamericano de Comercio Exterior. (Panama — commercial banks), and Samsung Electronics Co. (South Korea — semiconductors & semiconductor equipment). Among the other top-performing holdings were Cemex (Mexico — construction materials), Companhia de Saneamento Basico do Estado de Sao Paulo (Brazil — water utilities), and Novatek Microelectronics Corp (Taiwan — semiconductors & semiconductor equipment). Select holdings that declined during the period included Turkiye Vakiflar Bankasi (Turkey — commercial banks), Erste Group Bank (Austria — commercial banks), and Chaoda Modern Agriculture (China — food products).

From a country perspective, securities based in the Brazil, South Korea, and Mexico had the most positive impact on performance on an absolute basis. Some of the positions from these countries experiencing the strongest share price appreciation

Brandes Institutional Emerging Markets Fund

included Embraer (Brazil — aerospace & defense), Hana Financial Group (South Korea — commercial banks), and Gruma (Mexico — food products).

During the six-months ending March 31, 2012, we sold select positions as their market prices neared our estimates of their fair values or in order to pursue more attractive opportunities. Among the positions we sold were Lucky Cement (Pakistan  — construction materials), CIA Saneamento Basico (Brazil — water utilities), and SK Telecom (South Korea — wireless telecommunication services). We also purchased shares of new holdings at prices that we consider attractive, including PhosAgro OAO (Russia — chemicals).

Our Outlook

In all market environments, we consistently seek to take advantage of market irrationality and short-term security mispricing by buying securities that we believe are undervalued and offer attractive total return potential. Our investment philosophy continues to focus on rigorous, independent company analysis with a long-term perspective, while also taking into account the dynamic macroeconomic landscape. As such, our analysts focus not only on company fundamentals but on the stress factors that are imposed from a broader economic or financial perspective. We realize that many of the macro issues and concerns are keeping valuations at attractive levels and we have folded very conservative assumptions into our estimates of intrinsic values to reflect this. As part of our process, we are highly focused on the value/price relationship and believe valuations and company fundamentals drive future returns over the long term. In our view, the current environment provides us with the opportunity to build a high-quality and defensive portfolio at attractive valuations.

As of March 31, 2012, the Fund’s most substantial country weighting was in Japan and its most substantial industry weighting was in the diversified telecommunication services industry.

As we look beyond the current clouds of uncertainty toward the future, we remain focused on a singular goal: to build wealth for our clients over the long term. And as true believers in value investing, we believe that your patience will be rewarded. As always, thank you for your continued trust.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Institutional Emerging Markets Fund

Past performance does not guarantee future results.

Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing. Please note that all indices are unmanaged and are not available for direct investment.

The Brandes Institutional Emerging Markets Fund is distributed by Quasar Distributors LLC.

Brandes Institutional Emerging Markets Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Emerging Markets Fund — Class I from March 31, 2002 to March 31, 2012 and in the Morgan Stanley Emerging Markets Index for the same period.

Value of $1,000,000 vs Morgan Stanley Capital Emerging Markets Index

	Average Annual Total Return Periods Ended March 31, 2012* (Unaudited)
	One Year	Three Years	Five Years	Ten Years
Brandes Institutional Emerging Markets Fund
Class I	-7.46%	34.70%	7.58%	15.62%
Class S	-7.68%	34.41%	7.35%	15.41%
Morgan Stanley Capital International Emerging Markets Index	-8.52%	25.42%	4.97%	14.47%

*   Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Institutional Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations specified by the SEC. The performance information shown for the Class S shares has been adjusted to reflect the differences in the net expense ratios between the Class I and S shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversifi-

Brandes Institutional Emerging Markets Fund

cation requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

The sector classifications represented in the chart above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

The Brandes International Small Cap Equity Fund (“the Fund”) advanced 12.47%* during the six months ended March 31, 2012. For the same period, the S&P Developed ex-U.S. Small Cap Index gained 15.04%.

Below I discuss the industry, country, and stock-specific factors that affected the Fund’s performance during this period and describe changes in the Fund’s composition. In addition, I’ll review current market conditions, our investment philosophy, and discuss how the Fund is positioned for the future.

*The fund return for the 6-month period is inclusive of performance returns of the international small cap pooled trust account, which was reorganized into the Fund on February 1st, 2012. Please see the Fund prospectus for further details.

The Markets

The broad-based rebound in global equity prices that began in the fourth quarter of 2011 continued into the first quarter of 2012. While the euro area remained in a mild recession during the first quarter, investors turned optimistic amid easing financial worries in Europe and news of Greece’s debt restructuring. The economic outlook in Europe, however, remains uncertain; while the German economy showed signs of resilience, conditions in Italy, Spain, Portugal, Ireland and Greece were less positive. At the one-year anniversary of the massive earthquake and tsunami in Japan, there were signs the nation’s economy is on the mend. Monetary easing by the Bank of Japan has caused the yen to weaken, boosting the share prices of many of the country’s exporters. While investors appear to be regaining confidence, escalating geopolitical tensions in the Middle East have heightened fears that potential oil supply disruptions could forestall the U.S.-led global economic recovery.

The Fund**

The Fund delivered sound absolute gains during the six months ending March 31, 2012 (12.47%), albeit underperforming the S&P Developed non-U.S. Small Cap Index over the same period (15.04%). Holdings in the commercial banks, semiconductors & semiconductor equipment and auto components industries were the primary contributors to positive performance on an absolute as well as relative basis. In addition, positions in both Switzerland and Canada as well as the Fund’s overweight allocation to Panama helped relative returns. The primary drivers of relative underperformance for the period included Chinese holdings as well as the Fund’s overweight allocation to Japan.

Looking at overall returns for the Fund, positions in the commercial banks, semiconductors & semiconductor equipment and auto componenets industries contributed the most to absolute performance. Among the better-performing securities in these industries were Banco Latinamericano de Comercio Exterior (Panama — commercial banks), Micronas Semiconductor Holding (Switzerland — semiconductors & semiconductor equipment), and Linamar Corp. (Canada — auto components). Among the other top-performing holdings were Teleperformance (France — professional services), Panalpina Welttransport (Switzerland — Air Freight & Logistics),

Brandes International Small Cap Equity Fund

and Travis Perkins (United Kingdom — trading companies & distributors). Select holdings that declined during the period included Chofu Seisakusho Co. (Japan —  household durables), Chudenko Corp. (Japan — Construction & Engineering), and Praktiker AG (Germany — specialty retail).

From a country perspective, the United Kingdom, Canada and Switzerland experienced strong gains for the period. Top performing securities within these countries included Debenhams PLC (United Kingdom — multiline retail), Dorel Industries (Canada — Household Durables), and Micronas Semiconductor Holding (Switzerland — semiconductors & semiconductor equipment).

As of March 31, 2012, the Fund’s most substantial country weighting was in Japan and the most substantial industry weighting was in the food products industry.

** The fund return for the 6-month period is inclusive of performance returns of the international small cap pooled trust account, which was reorganized into the Fund on February 1st, 2012. Please see the Fund prospectus for further details.

Our Outlook

In all market environments, we consistently seek to take advantage of market irrationality and short-term security mispricing by buying securities that we believe are undervalued and offer attractive total return potential. Our investment philosophy continues to focus on rigorous, independent company analysis with a long-term perspective, while also taking into account the dynamic macroeconomic landscape. As such, our analysts focus not only on company fundamentals but on the stress factors that are imposed from a broader economic or financial perspective. We realize that many of the macro issues and concerns are keeping valuations at attractive levels and we have folded very conservative assumptions into our estimates of intrinsic values to reflect this. As part of our process, we are highly focused on the value/price relationship and believe valuations and company fundamentals drive future returns over the long term. In our view, the current environment provides us with the opportunity to build a high-quality and defensive portfolio at attractive valuations.

As we look beyond the current clouds of uncertainty toward the future, we remain focused on a singular goal: to build wealth for our clients over the long term. And as true believers in value investing, we believe that your patience will be rewarded. As always, thank you for your continued trust.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes International Small Cap Equity Fund

Past performance does not guarantee future results.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends is an unmanaged, float-adjusted market capitalization weighted index that measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. This index includes dividends and distributions but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes International Small Cap Equity Fund — Class I from March 31, 2002 to March 31, 2012 and in the S&P Developed SmallCap — Excluding the U.S. Index (“S&P Developed SmallCap — Ex. U.S. Index”) for the same period.

Value of $1,000,000 vs S&P Developed SmallCap — Ex. U.S. Index

	Average Annual Total Return Periods Ended March 31, 2012* (Unaudited)
	One Year	Three Years	Five Years	Ten Years
Brandes International Small Cap Fund
Class I	-7.28%	36.92%	2.19%	11.20%
Class S	-7.19%	36.96%	2.21%	11.21%
S&P Developed SmallCap — Ex. U.S. Index	-6.99%	24.40%	-1.97%	10.20%

*  Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Equity Fund. The performance information shown for the periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations specified by the SEC. The private investment fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes International Small Cap Equity Fund

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

The sector classifications represented in the chart above are in accordance with the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Institutional Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Institutional Core Plus Fixed Income Fund (“the Fund”) gained 4.82% for the 6-month period ending March 31, 2012. The Barclays Capital U.S. Aggregate Bond Index gained 1.43% for the same 6-month period.

In this letter, I will examine the sector and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 6-month period ending March 31, 2012. I will also discuss how the Fund is positioned for the future.

The Markets

The great Yogi Berra once said: “It’s like déjà-vu, all over again.” This quote could accurately be applied to the fixed income markets during the six months ended March 31, 2012, relative to the 6- month period ending March 31, 2011. One year ago at this time, economic measures were largely pointing toward a moderate expansion, risk assets rallied meaningfully and inflation fears began festering as both crude oil and gasoline prices were rising sharply. European debt concerns persisted, but the U.S. markets showed increasing signs of decoupling. A fast forward to the end of the first quarter 2012 reads like a carbon copy of the market environment 12 months ago: U.S economic data has continued its growth trajectory, risk assets staged a significant rally and gasoline prices have risen above $4.00/gallon throughout most of the country. Finally, the market’s perception of the euro zone debt crisis has ebbed somewhat; or more specifically, the market’s perception of the overall “tail risk” associated with a negative outcome to the ongoing euro zone crisis appreciably declined during the quarter.

The Fund

During the 6-month period, positive relative performance was led by the corporate bond sector. More specifically, within the corporate sector, returns were led by banks and the homebuilding/building product industries. The Fund’s holdings in non-agency mortgage backed securities were also a positive factor in performance. Finally, the Fund benefited from an underweight position in U.S. Treasury securities as well as a modest underweight of duration relative to the benchmark. The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of March 31, 2012, the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

U.S financials experienced considerable spread tightening during the period. The financials component of the Index posted an excess return of 13.11%, which was greater than the 11.94% excess return of the Barclays Capital U.S. Corporate High-Yield Bond Index. It appears that the market finally began to catch up with the fundamental strengthening of bank balance sheets since the credit crisis of 2008.

Brandes Institutional Core Plus Fixed Income Fund

Since the credit crisis, the banking industry has aggressively written down (or off) problem loans, raised additional capital and changed lending practices to make new loans on much stricter terms.

In fact, during the fourth quarter the Fed released its annual stress test of the banking system, also referred to as the Comprehensive Capital Analysis and Review. The stress test was applied to the 19 largest bank holding companies and assumed a peak unemployment rate of 13%, a 50% decrease in equities and a 21% decline in housing prices. The net result was that if planned dividends and share repurchases were excluded, 18 of the 19 banks were able to maintain a minimum tier I capital ratio of 5%. Underscoring the overall health of the financial system post-credit crisis, according to the Fed, the 19 banks have raised their aggregate capital by nearly $340 billion since the first quarter of 2009. The Brandes Core Plus fund has been overweight financials for some time as we have consistently felt that market technical factors have overshadowed and overwhelmed the dramatic fundamental improvement that banks have undertaken. We still believe that the yield spreads offered by banks are attractive relative to their risk profiles.

The outperformance of homebuilding/building products bonds and non-agency mortgage-backed securities was largely due to better feelings about the state of the U.S. housing market. It would be difficult to fashion an argument that the arrow on the housing market is now pointing upward, but given the data received on building permits, new housing starts and existing home sales, not to mention an absence of downright pessimism in public comments from the largest homebuilders, it appears that the housing market may have (hopefully) found a bottom. If the market has indeed found a bottom, this bodes well for the homebuilders who have largely done an admirable job of managing their balance sheets through the crisis by concentrating on maintaining liquidity through terming out their debt maturities and focusing on maintaining positive cash flow until the market shows signs of life again. A bottoming of the housing market should also benefit non-agency mortgage-backed securities as previous calamitous assumptions regarding defaults and recoveries on underlying loans may prove to be unduly conservative.

During the 6-month period, notable purchases in the Fund consisted of corporate bonds issued by Eastman Kodak, Edison Mission Energy and Chesapeake Energy Corp. The Fund added to its holdings of Marks & Spencer and Regions Financial. The Fund sold its position in a corporate bond issued by Chiquita Brands. The Fund also sold one ABS security backed by subprime loans.

Our Outlook

As we move into the second quarter of 2012 credit and mortgage yield spreads have experienced appreciable tightening year to date but remain wide of their historical averages. If yield spreads are examined in the context of aggregate leverage—which is at or near 25-year bests—yield spreads still appear to offer compelling value.

Brandes Institutional Core Plus Fixed Income Fund

Certainly, the market remains fraught with risks that astute investors need to keep their eyes on. While Europe appears calm for now, there is some concern that the sizeable liquidity provided to European banks by the ECB through the Long Term Refinance Operation is masking the continent’s true fundamental debt and growth problems. We remain cautious on the euro zone and feel we have not heard the last of Greece, not to mention the possibility of problems escalating in Portugal, Spain or even Italy.

Closer to home, the fundamental U.S economic picture continues to improve but we feel the economic recovery remains susceptible to exogenous shocks, which could take the form of a re-escalation of euro zone stress, high energy prices derailing the economic expansion or another unexpected leg down in the housing market. What these concerns mean to us is that we feel the myriad of unknowns places a premium on fundamental research and deliberative security selection. There is a number of securities today whose yield spreads are more a function of macro and technical factors than the underlying credit fundamentals. We believe that thoughtful research, bottom-up security selection and a patient, long-term approach are paramount in the current environment where technical factors—both positive and negative—can overwhelm and temporarily mask true credit fundamentals.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap

Brandes Institutional Core Plus Fixed Income Fund

agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

Barclays Capital U.S. Corporate High-Yield Bond Index: The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index consisting of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The U.S.

Brandes Institutional Core Plus Fixed Income Fund

Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It was created in 1986, with history backfilled to July 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Brandes Institutional Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Institutional Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Institutional Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to March 31, 2012 and in the Barclays Capital U.S. Aggregate Index for the same period.

Value of $1,000,000 vs Barclays Capital U.S. Aggregate Index

	Average Annual Total Return Periods Ended March 31, 2012 (Unaudited)
	One Year	Three Years	Since Inception
Brandes Institutional Core Plus Fixed Income Fund
Class I	6.32%	12.15%	4.98%
Class E	6.23%	12.00%	4.85%
Barclays Capital U.S. Aggregate Index*	7.71%	6.83%	6.14%

*  The Barclays Capital U.S. Aggregate Index since inception return shown is from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class I (December 28, 2007). The return from the inception date of the Brandes Institutional Core Plus Fixed Income Fund — Class E (May 28, 2008) is 6.40%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Institutional Core Plus Fixed Income Fund

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

Brandes Credit Focus Yield Fund

Dear Shareholder:

The Brandes Institutional Credit Focus Yield Fund (“the Fund”) gained 6.90%* for the 6-month period ending March 31, 2012. The Barclays Capital U.S. Intermediate Credit Bond Index gained 3.66% for the same time period.

In this letter, I will examine the sector and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the 6-month period ending March 31, 2012. I will also discuss how the Fund is positioned for the future.

*The fund return for the 6-month period is inclusive of performance returns of the private investment fund, which was reorganized into the Fund on February 1st, 2012. Please see the Fund prospectus for further details.

The Markets

The great Yogi Berra once said: “It’s like déjà-vu, all over again.” This quote could accurately be applied to the fixed income markets during the six months ended March 31, 2012, relative to the 6- month period ending March 31, 2011. One year ago at this time, economic measures were largely pointing toward a moderate expansion, risk assets rallied meaningfully and inflation fears began festering as both crude oil and gasoline prices were rising sharply. European debt concerns persisted, but the U.S. markets showed increasing signs of decoupling. A fast forward to the end of the first quarter 2012 reads like a carbon copy of the market environment 12 months ago: U.S economic data has continued its growth trajectory, risk assets staged a significant rally and gasoline prices have risen above $4.00/gallon throughout most of the country. Finally, the market’s perception of the euro zone debt crisis has ebbed somewhat; or more specifically, the market’s perception of the overall “tail risk” associated with a negative outcome to the ongoing euro zone crisis appreciably declined during the quarter.

The Fund**

During the six month period, positive relative performance was led by the corporate bond sector. More specifically, within the corporate sector, returns were led by banks and the homebuilding/building product industries. The Fund’s holdings in non-agency mortgage backed securities were also a positive factor in performance. Finally, the Fund benefited from a modest underweight of duration relative to the benchmark. The Fund’s yield premium to the benchmarks was once again a positive factor in relative performance. As of March 31, 2012 the Fund’s most substantial weighting was in the corporate bonds sector, particularly the industrials industry.

U.S financials experienced considerable spread tightening during the period. The financials component of the Index posted an excess return of 13.11%, which was greater than the 11.94% excess return of the Barclays Capital U.S. Corporate High-Yield Bond Index. It appears that the market finally began to catch up with the

Brandes Credit Focus Yield Fund

fundamental strengthening of bank balance sheets since the credit crisis of 2008. Since the credit crisis, the banking industry has aggressively written down (or off) problem loans, raised additional capital and changed lending practices to make new loans on much stricter terms.

In fact, during the quarter the Fed released its annual stress test of the banking system, also referred to as the Comprehensive Capital Analysis and Review (CCAR). The stress test was applied to the 19 largest bank holding companies and assumed a peak unemployment rate of 13%, a 50% decrease in equities, and a 21% decline in housing prices. The net result was that if planned dividends and share repurchases were excluded, 18 of the 19 banks were able to maintain a minimum tier I capital ratio of 5%. Underscoring the overall health of the financial system post-credit crisis, according to the Fed, the 19 banks have raised their aggregate capital by nearly $340 billion since the first quarter of 2009. The Brandes Fixed Income Portfolios have been overweight financials for some time as we have consistently felt that market technical factors have overshadowed and overwhelmed the dramatic fundamental improvement that banks have undertaken. We still believe that the yield spreads offered by banks are attractive relative to their risk profiles.

The outperformance of homebuilding/building products bonds and non-agency mortgage-backed securities was largely due to better feelings about the state of the U.S. housing market. It would be difficult to fashion an argument that the arrow on the housing market is now pointing upward, but given the data received on building permits, new housing starts and existing home sales, not to mention an absence of downright pessimism in public comments from the largest homebuilders, it appears that the housing market may have (hopefully) found a bottom. If the market has indeed found a bottom, this bodes well for the homebuilders who have largely done an admirable job of managing their balance sheets through the crisis by concentrating on maintaining liquidity through terming out their debt maturities and focusing on maintaining positive cash flow until the market shows signs of life again. A bottoming of the housing market also benefits non-agency mortgage-backed securities as previous calamitous assumptions regarding defaults and recoveries on underlying loans may prove to be unduly conservative.

During the 6-month period, notable purchases in the Fund consisted of corporate bonds issued by Eastman Kodak, Edison Mission Energy, and Chesapeake Energy Corp. The Fund added to its holdings of Marks & Spencer, U.S. Bancorp and Regions Financial. The Fund sold its position in a corporate bond issued by Chiquita Brands. The Fund also sold one ABS security backed by subprime loans.

**The fund return for the 6-month period is inclusive of performance returns of the private investment fund, which was reorganized into the Fund on February 1st, 2012. Please see the Fund prospectus for further details.

Brandes Credit Focus Yield Fund

Our Outlook

As we move into the second quarter of 2012, credit and mortgage yield spreads have experienced appreciable tightening year to date, but remain wide of their historical averages. If yield spreads are examined in the context of aggregate leverage—which is at or near 25-year bests—yield spreads still appear to offer compelling value.

Certainly, the market remains fraught with risks that astute investors need to keep their eyes on. While Europe appears calm for now, there is some concern that the sizeable liquidity provided to European banks by the ECB through the Long Term Refinance Operation (LTRO) is masking the continent’s true fundamental debt and growth problems. We remain cautious on the euro zone and feel we have not heard the last of Greece, not to mention the possibility of problems escalating in Portugal, Spain or even Italy.

Closer to home, the fundamental U.S economic picture continues to improve but we feel the economic recovery remains susceptible to exogenous shocks, which could take the form of a re-escalation of euro zone stress, high energy prices derailing the economic expansion or another unexpected leg down in the housing market. What these concerns mean to us is that we feel the myriad of unknowns places a premium on fundamental research and deliberative security selection. There are a number of securities today whose yield spread is more a function of macro and technical factors than the underlying credit fundamentals. We believe that thoughtful research, bottom-up security selection and a patient, long-term approach are paramount in the current environment where technical factors—both positive and negative—can overwhelm and temporarily mask true credit fundamentals.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

Brandes Credit Focus Yield Fund

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Credit Focus Yield Fund

Index Guide

The Barclays Capital U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includesSecurities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity,liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

Barclays Capital U.S. Corporate High-Yield Bond Index: The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index consisting of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The U.S. Corporate High-Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. It was created in 1986, with history backfilled to July 1, 1983. The U.S. Corporate High-Yield Index is part of the U.S. Universal and Global High-Yield Indices. The index is a total return index which reflects the price changes and interest of each bond in the index.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Investment Partners, L.P.
11988 El Camino Real | Suite 500 | P.O. Box 919048 | San Diego, CA 92191-9048
858.755.0239 | 800.237.7119 | Fax 858.755.0916
www.brandes.com | info@brandes.com

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Credit Focus Yield Fund — Class I from March 31, 2002 to March 31, 2012 and in the Barclays Capital U.S. Intermediate Credit Index for the same period.

Value of $1,000,000 vs Barclays Capital U.S. Intermediate Credit Index

	Average Annual Total Return Periods Ended March 31, 2012* (Unaudited)
	One Year	Three Years	Five Years	Ten Years
Brandes Credit Focus Yield Fund
Class I	7.20%	19.26%	4.54%	6.78%
Class S**	7.10%	19.22%	4.52%	6.77%
Barclays Capital U.S. Intermediate Credit Index	6.95%	10.52%	6.38%	6.07%

*    Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations specified by the SEC. The private investment fund was not registered under the 1940 Act and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Brandes Credit Focus Yield Fund

**  Class S shares commenced operation on March 2, 2012. Performance shown for the Class S shares for the period of February 1, 2012 to March 2, 2012 reflects the performance of the Class I shares adjusted to reflect Class S expenses.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Sector Allocation as a Percentage of Total Investments as of March 31, 2012
(Unaudited)

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 to March 31, 2012 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,140.20	1.20%	$6.42*
Institutional Global Equity Fund	$1,000.00	$1,167.60	1.00%	$5.42*
Institutional Emerging Markets Fund	$1,000.00	$1,218.60	1.12%	$6.21*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,048.20	0.50%	$2.56*
International Small Cap Equity Fund	$1,000.00	$1,124.70	1.15%	$1.97**
Credit Focus Yield Fund	$1,000.00	$1,069.00	1.12%	$1.87**

Brandes Investment Trust

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,139.80	1.25%	$6.69
Institutional Global Equity Fund	$1,000.00	$1,165.70	1.25%	$6.77
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,047.30	0.70%	$3.58

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,138.70	1.45%	$7.75*
Institutional Global Equity Fund	$1,000.00	$1,166.40	1.25%	$6.77*
Institutional Emerging Markets Fund	$1,000.00	$1,217,20	1.37%	$7.59*
International Small Cap Equity Fund	$1,000.00	$1,125.70	1.40%	$2.40**
Credit Focus Yield Fund	$1,000.00	$1,003.46	1.37%	$1.09**

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,019.00	1.20%	$6.06*
Institutional Global Equity Fund	$1,000.00	$1,020.00	1.00%	$5.05*
Institutional Emerging Markets Fund	$1,000.00	$1,019.40	1.12%	$5.65*
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,022.50	0.50%	$2.53*
International Small Cap Equity Fund	$1,000.00	$1,006.21	1.15%	$1.86**
Credit Focus Yield Fund	$1,000.00	$1,006.25	1.12%	$1.81**

	Class E
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period*
Institutional International Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Institutional Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31
Institutional Core Plus Fixed Income Fund	$1,000.00	$1,021.50	0.70%	$3.54

	Class S
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Institutional International Equity Fund	$1,000.00	$1,017.75	1.45%	$7.31*
Institutional Global Equity Fund	$1,000.00	$1,018.75	1.25%	$6.31*
Institutional Emerging Markets Fund	$1,000.00	$1,018.15	1.37%	$6.91*
International Small Cap Equity Fund	$1,000.00	$1,005.80	1.40%	$2.26**
Credit Focus Yield Fund	$1,000.00	$1,002.88	1.37%	$2.21**
*	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 59/366 (to reflect the period since commencement).

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 96.56%
Brazil – 2.48%
198,354	Banco do Brasil SA	$2,817,562
267,800	Banco Santander Brasil SA – ADR	2,455,726
497,330	Centrais Electricas Brasileiras SA – ADR	4,655,009
13,408	Oi SA – ADR	84,873
30,066	Tim Participacoes SA – ADR	969,929
		10,983,099
France – 12.28%
390,776	Carrefour SA	9,366,075
778,804	France Telecom SA	11,550,400
150,700	GDF Suez	3,895,387
924,548	Natixis	3,562,240
55,100	Renault SA	2,906,301
117,335	Sanofi	9,104,249
276,784	Total SA	14,138,083
		54,522,735
Germany – 3.91%
57,225	Deutsche Bank AG	2,849,196
319,600	Deutsche Post AG	6,151,989
695,200	Deutsche Telekom AG	8,375,929
		17,377,114
Ireland – 2.02%
438,543	CRH Plc	8,984,794
Italy – 7.82%
683,415	ENI SpA	16,016,021
1,949,178	Intesa Sanpaolo SpA	3,493,716
971,300	Intesa Sanpaolo SpA Savings Shares	1,499,112
422,400	Italcementi SpA Savings Shares	1,372,005
4,166,774	Telecom Italia SpA	4,959,728
7,522,450	Telecom Italia SpA Savings Shares	7,386,526
		34,727,108
Japan – 26.33%
156,400	Astellas Pharma, Inc.	6,441,970
124,100	Canon, Inc.	5,936,456
407,400	Dai Nippon Printing Co. Ltd.	4,192,540
326,202	Daiichi Sankyo Co. Ltd.	5,962,616
288,000	FUJIFILM Holdings Corp.	6,817,243
154,400	Honda Motor Co. Ltd.	5,946,592
936	Japan Tobacco, Inc.	5,298,188
1,070,200	Mitsubishi UFJ Financial Group, Inc.	5,370,659
229,899	MS&AD Insurance Group Holdings	4,756,234
251,200	Nippon Telegraph & Telephone Corp.	11,385,425
174,100	Nissan Motor Co. Ltd.	1,871,930
219,000	NKSJ Holdings, Inc.	4,933,906
61,800	Ono Pharmaceutical Co. Ltd.	3,443,284
55,600	Rohm Co. Ltd.	2,758,925
222,500	Seven & I Holdings Co. Ltd.	6,634,829
196,400	Sony Corp.	4,108,312
126,398	Sumitomo Mitsui Financial Group, Inc.	4,183,488
703,000	Sumitomo Mitsui Trust Holdings, Inc.	2,264,048
40,800	Taisho Pharmaceutical Co. Ltd.	3,306,542
171,700	Takeda Pharmaceutical Co. Ltd.	7,565,708
249,500	Tokio Marine Holdings, Inc.	6,906,453
157,000	Toyota Motor Corp.	6,831,400
		116,916,748
Mexico – 2.16%
260,998	America Movil SAB de CV – ADR	6,480,581
403,685	Cemex SAB de CV – ADR(a)	3,132,598
		9,613,179
Netherlands – 8.65%
1,235,762	Aegon NV	6,869,015
41,600	Akzo Nobel NV	2,457,336
489,052	Koninklijke Ahold NV	6,776,366
933,900	STMicroelectronics NV	7,646,183
258,004	Unilever NV	8,778,479
310,272	Wolters Kluwer NV	5,878,057
		38,405,436

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Shares		Value
Portugal – 0.92%
754,817	Portugal Telecom SGPS SA	4,100,782
Russia – 1.23%
89,500	Lukoil OAO – ADR	5,441,600
Singapore – 0.76%
469,000	Flextronics International Ltd.(a)	3,390,870
South Korea – 2.89%
354,400	Korea Electric Power Corp. – ADR(a)	3,448,312
16,409	POSCO	5,502,569
279,200	SK Telecom Co. Ltd. – ADR	3,883,672
		12,834,553
Spain – 1.09%
295,501	Telefonica SA	4,848,162
Sweden – 1.26%
542,200	Telefonaktiebolaget LM Ericsson	5,610,366
Switzerland – 6.67%
149,020	Swiss Re AG	9,516,374
16,800	Swisscom AG	6,793,871
176,472	TE Connectivity Ltd.	6,485,346
483,137	UBS AG	6,771,052
		29,566,643
United Kingdom – 16.09%
180,255	AstraZeneca Plc	8,011,954
1,471,121	Barclays Plc	5,543,818
1,326,190	BP Plc	9,876,442
273,720	GlaxoSmithKline Plc	6,119,190
406,000	HSBC Holdings Plc	3,606,153
3,752,300	ITV Plc	5,307,458
1,194,000	J. Sainsbury Plc	5,941,960
1,257,800	Kingfisher Plc	6,171,149
1,400,919	Marks & Spencer Group Plc	8,490,031
2,229,500	Vodafone Group Plc	6,149,683
1,304,111	Wm. Morrison Supermarkets Plc	6,216,678
		71,434,516
TOTAL COMMON STOCKS (Cost $471,429,368)		$428,757,705
PREFERRED STOCKS – 2.14%
Brazil – 2.14%
23,640	Oi SA	$375,876
256,680	Petroleo Brasileiro SA	6,560,740
92,800	Tele Norte Leste Participacoes SA – ADR	1,053,280
49,463	Telefonica Brasil SA	1,515,052
TOTAL PREFERRED STOCKS (Cost $12,121,298)		$9,504,948

	Principal Amount	Value
SHORT TERM INVESTMENTS – .88%
Repurchase Agreement – 0.88%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01%, [Collateralized by $3,878,300 United States Treasury Bill, 7/31/16, (Market Value $3,988,627)] (proceeds $3,910,619)	$3,910,616	$3,910,616
TOTAL SHORT TERM INVESTMENTS (Cost $3,910,616)		$3,910,616
Total Investments (Cost $487,461,282) – 99.58%		$442,173,269
Other Assets in Excess of Liabilities – 0.42%		1,859,231
TOTAL NET ASSETS – 100.00%		$444,032,500

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2012 (Unaudited)

Air Freight & Logistics	1.38%
Automobiles	3.95%
Capital Markets	2.17%
Chemicals	0.55%
Commercial Banks	7.84%
Commercial Services & Supplies	0.94%
Communications Equipment	1.26%
Construction Materials	3.04%
Diversified Telecommunication Services	13.40%
Electric Utilities	1.82%
Electronic Equipment, Instruments & Components	3.76%
Food & Staples Retailing	7.87%
Food Products	1.98%
Household Durables	0.93%
Insurance	7.43%
Media	2.52%
Metals & Mining	1.24%
Multiline Retail	1.91%
Multi-Utilities	0.88%
Office Electronics	1.34%
Oil, Gas & Consumable Fuels	10.24%
Pharmaceuticals	11.25%
Semiconductors & Semiconductor Equipment	2.34%
Specialty Retail	1.39%
Tobacco	1.19%
Wireless Telecommunication Services	3.94%
COMMON STOCKS	96.56%
Diversified Telecommunication Services	0.66%
Oil, Gas & Consumable Fuels	1.48%
PREFERRED STOCKS	2.14%
SHORT TERM INVESTMENTS	0.88%
TOTAL INVESTMENTS	99.58%
Other Assets in Excess of Liabilities	0.42%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 94.79%
Automobiles – 3.45%
11,900	Honda Motor Co. Ltd.	$458,319
16,900	Toyota Motor Corp.	735,354
		1,193,673
Beverages – 2.43%
12,690	Pepsico, Inc.	841,982
Building Products – 0.98%
25,400	Masco Corp.	339,598
Capital Markets – 0.54%
4,148	State Street Corp.	188,734
Commercial Banks – 6.90%
9,800	BB&T Corp.	307,622
77,256	Intesa Sanpaolo SpA	138,474
118,900	Intesa Sanpaolo SpA Savings Shares	183,511
20,300	KeyCorp	172,550
71,600	Mitsubishi UFJ Financial Group, Inc.	359,315
3,920	PNC Financial Services Group, Inc.	252,801
10,076	Sumitomo Mitsui Financial Group, Inc.	333,493
18,869	Wells Fargo & Co.	644,188
		2,391,954
Communications Equipment – 1.30%
43,500	Telefonaktiebolaget LM Ericsson	450,112
Computers & Peripherals – 3.21%
21,064	Hewlett Packard Co.	501,955
14,740	Western Digital Corp.(a)	610,089
		1,112,044
Diversified Financial Services – 2.41%
45,532	Bank of America Corp.	435,741
10,936	Citigroup, Inc.	399,711
		835,452
Diversified Telecommunication Services – 10.84%
16,100	AT&T, Inc.	502,803
49,200	Deutsche Telekom AG	592,773
45,563	France Telecom SA	675,742
15,300	Nippon Telegraph & Telephone Corp.	693,459
38,800	Portugal Telecom SGPS SA	210,793
875,400	Telecom Italia SpA Savings Shares	859,583
13,400	Telefonica SA	219,848
		3,755,001
Electric Utilities – 0.65%
24,100	Centrais Electricas Brasileiras SA – ADR	225,576
Electronic Equipment, Instruments & Components – 4.25%
37,790	Corning, Inc.	532,084
17,300	FUJIFILM Holdings Corp.	409,508
14,400	TE Connectivity Ltd.	529,200
		1,470,792
Food & Staples Retailing – 9.01%
21,100	Carrefour SA	505,721
86,000	J. Sainsbury Plc	427,980
31,800	Koninklijke Ahold NV	440,625
24,650	Safeway, Inc.	498,177
14,900	Seven & I Holdings Co. Ltd.	444,310
17,700	The Kroger Co.	428,871
79,000	Wm. Morrison Supermarkets Plc	376,592
		3,122,276
Food Products – 2.00%
20,400	Unilever NV	694,102
Health Care Equipment & Supplies – 0.93%
53,600	Boston Scientific Corp.(a)	320,528
Household Durables – 0.71%
11,800	Sony Corp.	246,833
Industrial Conglomerates – 1.49%
25,810	General Electric Co.	518,007
Insurance – 7.02%
67,200	Aegon NV	373,533

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Shares		Value
11,791	Marsh & McLennan Companies, Inc.	$386,627
16,000	MS&AD Insurance Group Holdings	331,014
15,200	NKSJ Holdings, Inc.	342,445
9,900	Swiss Re AG	632,210
13,300	Tokio Marine Holdings, Inc.	368,160
		2,433,989
Media – 1.98%
34,900	News Corp.	687,181
Multiline Retail – 1.30%
74,400	Marks & Spencer Group Plc	450,889
Office Electronics – 2.81%
11,400	Canon, Inc.	545,331
52,900	Xerox Corp.	427,432
		972,763
Oil, Gas & Consumable Fuels – 10.63%
79,400	BP Plc	591,310
22,090	Chesapeake Energy Corp.	511,825
3,948	Chevron Corp.	423,384
36,800	ENI SpA	862,418
15,378	Total SA	785,506
19,709	Valero Energy Corp.	507,901
		3,682,344
Pharmaceuticals – 13.09%
9,600	Astellas Pharma, Inc.	395,415
13,500	AstraZeneca Plc	600,047
19,300	Daiichi Sankyo Co. Ltd.	352,783
12,500	Eli Lilly & Co.	503,375
25,300	GlaxoSmithKline Plc	565,598
11,999	Merck & Co., Inc.	460,762
30,254	Pfizer, Inc.	685,555
8,200	Sanofi	636,253
7,600	Takeda Pharmaceutical Co. Ltd.	334,883
		4,534,671
Semiconductors & Semiconductor Equipment – 2.42%
12,000	Intel Corp.	337,320
61,200	STMicroelectronics NV	501,067
		838,387
Software – 3.20%
34,400	Microsoft Corp.	1,109,400
Wireless Telecommunication Services – 1.24%
17,300	America Movil SAB de CV – ADR	429,559
TOTAL COMMON STOCKS (Cost $30,286,806)		$32,845,847

	Principal Amount	Value
SHORT TERM INVESTMENTS – 5.29%
Repurchase Agreement – 5.29%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01% [Collateralized by $1,815,600 United States Treasury Bill, 7/31/16, (Market Value $1,867,2490)] proceeds $1,830,685)	$1,830,683	$1,830,683
TOTAL SHORT TERM INVESTMENTS (Cost $1,830,683)		$1,830,683
Total Investments (Cost $32,117,489) – 100.08%		$34,676,530
Liabilities in Excess of Other Assets – (0.08%)		(27,131)
TOTAL NET ASSETS – 100.00%		$34,649,399

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Brazil	0.65%
France	7.51%
Germany	1.71%
Italy	5.90%
Japan	18.33%
Mexico	1.24%
Netherlands	5.80%
Portugal	0.61%
Spain	0.63%
Sweden	1.30%
Switzerland	3.35%
United Kingdom	8.69%
United States	39.07%
COMMON STOCKS	94.79%
SHORT TERM INVESTMENTS	5.29%
TOTAL INVESTMENTS	100.08%
Liabilities in Excess of Other Assets	-0.08%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 81.76%
Argentina – 0.16%
67,028	Grupo Clarin SA – GDR(a)(d)	$275,539
Austria – 1.45%
112,569	Erste Group Bank AG	2,601,219
Brazil – 11.41%
165,450	Banco do Brasil SA	2,350,170
353,505	Banco Santander Brasil SA – ADR	3,241,641
214,515	Centrais Electricas Brasileiras SA – ADR	2,007,860
58,940	Cia Paranaense de Energia	1,123,620
143,454	Embraer SA – ADR	4,587,659
125,200	Itau Unibanco Holding SA	2,126,161
247,542	Marfrig Alimentos SA	1,559,469
49,531	Oi SA – ADR	313,531
29,690	Tele Norte Leste Participacoes SA	412,793
34,735	Tim Participacoes SA – ADR	1,120,551
1,200,533	Viver Incorporadora e Construtora SA(a)	1,677,044
		20,520,499
China – 10.36%
3,433,934	Chaoda Modern Agriculture Holdings Ltd.(c)	446,411
411,000	China Mobile Ltd.	4,525,759
1,528,409	China Resources Power Holdings Co. Ltd.	2,831,520
79,780	China Yuchai International Ltd.	1,266,109
5,082,519	People's Food Holdings Ltd.(a)	2,304,631
161,700	PetroChina Co. Ltd.	227,697
10,502,350	Sinotrans Ltd.	1,964,881
3,098,877	Weiqiao Textile Co.	1,601,620
1,643,450	Xinhua Winshare Publishing and Media Co. Ltd.	868,016
2,311,000	Yingde Gases	2,621,821
		18,658,465
Czech Republic – 1.40%
120,260	Telefonica Czech Republic AS	2,523,541
Hong Kong – 2.36%
208,228	Dickson Concepts International Ltd.	114,705
3,724,899	First Pacific Co. Ltd.	4,130,554
		4,245,259
Hungary – 1.93%
1,329,334	Magyar Telekom Telecommunications Plc	3,480,958
India – 4.87%
562,125	Indian Oil Corp. Ltd.	2,903,774
508,760	Reliance Infrastructure Ltd.	5,863,673
		8,767,447
Israel – 1.05%
269,300	Bezeq The Israeli Telecommunication Corp. Ltd.	445,131
132,778	Partner Communications Co. Ltd.	1,021,287
40,050	Syneron Medical Ltd.(a)	429,336
		1,895,754
Kuwait – 0.51%
117,500	National Mobile Telecommunication Co. KSC	921,900
Luxembourg – 0.36%
27,740	Ternium SA – ADR	656,883
Mexico – 6.94%
126,290	America Movil SAB de CV – ADR	3,135,781
462,502	Cemex SAB de CV – ADR(a)	3,589,020
1,322,742	Fibra Uno Administracion SA de CV	2,605,410
538,728	Gruma SAB de CV	1,435,901
397,613	Grupo Televisa SAB	1,729,123
		12,495,235

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Shares		Value
Pakistan – 0.33%
962,360	Nishat Mills Ltd.	$585,721
Panama – 2.01%
171,791	Banco Latinoamericano de Comercio Exterior SA	3,626,508
Philippines – 0.71%
841,300	First Philippine Holdings Corp.	1,272,358
Russia – 6.92%
661,000	Federal Hydrogenerating Co. JSC – ADR	2,425,870
384,528	Gazprom OAO – ADR(a)	4,756,611
71,500	Lukoil OAO – ADR	4,347,200
85,070	PhosAgro OAO – ADR(a)	924,311
		12,453,992
Singapore – 2.66%
594,244	Flextronics International Ltd.(a)	4,296,384
101,100	Haw Par Corp. Ltd.	484,458
South Africa – 3.27%
242,000	MTN Group Ltd.	4,267,260
111,370	Standard Bank Group Ltd.	1,618,698
		5,885,958
South Korea – 11.73%
78,160	Hana Financial Group, Inc.	2,961,310
69,770	KB Financial Group, Inc.	2,558,969
25,337	KB Financial Group, Inc. – ADR(a)	929,290
57,350	Korea Electric Power Corp.	795,846
80,820	Korea Electric Power Corp. – ADR(a)	1,121,540
2,420	Lotte Chilsung Beverage Co. Ltd.	2,602,276
8,400	POSCO	1,354,232
18,868	POSCO – ADR	3,041,863
2,869	Samsung Electronics Co. Ltd.	3,236,389
50,640	Shinhan Financial Group Co. Ltd.(a)	2,205,943
7,279	Shinhan Financial Group Co. Ltd. – ADR(a)	317,083
		21,124,741
Taiwan – 4.21%
3,448,000	Compal Electronic	3,877,157
1,214,000	Novatek Microelectronics Corp.	3,709,725
		7,586,882
Turkey – 5.20%
697,566	Dogus Otomotiv Servis ve Ticaret AS(a)	2,021,590
1,066,021	Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,071,938
941,390	Turkiye Garanti Bankasi AS	3,731,523
1,339,200	Turkiye Vakiflar Bankasi Tao	2,542,245
		9,367,296
United Arab Emirates – 1.92%
17,601,673	Air Arabia PJSC	3,457,303
TOTAL COMMON STOCKS (Cost $152,987,550)		$147,184,300
PARTICIPATORY NOTES – 2.69%
Saudi Arabia – 2.69%
280,260	Etihad Etisalat Co.(a)(b)(c)	$4,838,093
TOTAL PARTICIPATORY NOTES (Cost $4,726,669)		$4,838,093

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Shares		Value
PREFERRED STOCKS – 8.43%
Argentina – 0.19%
16,356	Nortel Inversora SA(a)	$341,186
Brazil – 5.75%
45,850	Cia Energetica do Ceara	992,376
39,350	Companhia Paranaense de Energia	925,119
83,671	Oi SA	1,330,369
206,202	Petroleo Brasileiro SA	5,270,523
60,011	Telefonica Brasil SA	1,838,137
		10,356,524
South Korea – 2.49%
74,562	Hyundai Motor Co.	4,479,049
TOTAL PREFERRED STOCKS (Cost $15,335,740)		$15,176,759

	Principal Amount	Value
SHORT TERM INVESTMENTS – 5.95%
Money Market Fund – 5.95%
Northern Institutional Treasury Portfolio, 0.010%	$10,710,406	$10,710,406
TOTAL SHORT TERM INVESTMENTS (Cost $10,710,406)		$10,710,406
Total Investments (Cost $183,760,365) – 98.83%		$177,909,558
Other Assets in Excess of Liabilities – 1.17%		2,106,307
TOTAL NET ASSETS – 100.00%		$180,015,865

ADR	American Depository Receipt
GDR	Global Depository Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. The note has a maturity date of March 30, 2015.
(c)	The price for this security was derived from an estimate of fair market value pursuant to procedures approved by the Fund’s Board of Trustees. This security represent $4,838,093 or 2.69% of the Fund’s net assets.
(d)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market value of this security totals $275,539, which represents 0.15% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2012 (Unaudited)

Aerospace & Defense	2.54%
Air Freight & Logistics	1.08%
Airlines	1.92%
Beverages	1.45%
Chemicals	1.97%
Commercial Banks	17.12%
Computers & Peripherals	2.15%
Construction Materials	1.99%
Distributors	1.61%
Diversified Financial Services	2.29%
Diversified Telecommunication Services	3.99%
Electric Utilities	8.12%
Electronic Equipment, Instruments & Components	2.39%
Food Products	3.19%
Health Care Equipment & Supplies	0.24%
Health Care Providers & Services	0.60%
Household Durables	0.93%
Independent Power Producers & Energy Traders	1.57%
Industrial Conglomerates	0.27%
Machinery	0.70%
Media	1.11%
Metals & Mining	2.81%
Oil, Gas & Consumable Fuels	6.80%
Real Estate Investment Trust	1.45%
Semiconductors & Semiconductor Equipment	3.86%
Specialty Retail	0.06%
Textiles, Apparel & Luxury Goods	1.22%
Wireless Telecommunication Services	8.33%
COMMON STOCKS	81.76%
Wireless Telecommunication Services	2.69%
PARTICIPATORY NOTES	2.69%
Automobiles	2.49%
Diversified Telecommunication Services	1.95%
Electric Utilities	1.07%
Oil, Gas & Consumable Fuels	2.92%
PREFERRED STOCKS	8.43%
SHORT TERM INVESTMENTS	5.95%
TOTAL INVESTMENTS	98.83%
Other Assets in Excess of Liabilities	1.17%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

Shares		Value
COMMON STOCKS – 95.70%
Argentina – 0.10%
6,250	Grupo Clarin SA – GDR(a)(b)	$25,693
Australia – 0.07%
55,152	Australian Vintage Ltd.	19,733
Bermuda – 0.99%
8,916	Argo Group International Holdings Ltd.	266,321
Brazil – 1.56%
299,190	Viver Incorporadora e Construtora SA(a)	417,943
Canada – 9.06%
30,480	Dorel Industries, Inc.(a)	869,373
916	E-L Financial Corp. Ltd.(a)	358,153
36,790	Linamar Corp.(a)	794,483
52,643	Sierra Wireless, Inc.(a)	385,347
9,310	Supremex, Inc.(a)	19,134
		2,426,490
China – 4.15%
1,407,000	People's Food Holdings Ltd.(a)	637,993
1,213,000	Sinotrans Ltd.	226,940
477,500	Weiqiao Textile Co.	246,791
		1,111,724
France – 5.77%
11,870	Bongrain SA	819,705
25,420	Teleperformance SA	726,529
		1,546,234
Germany – 0.09%
9,410	Praktiker AG	23,054
Greece – 1.71%
13,126	Folli Follie Group(a)	136,855
46,650	Sarantis SA(a)	118,213
10,940	Titan Cement Co. SA	201,839
		456,907
Hong Kong – 2.49%
462,000	Dickson Concepts International Ltd.	254,498
371,600	First Pacific Co. Ltd.	412,069
		666,567
Ireland – 1.68%
108,242	Grafton Group Plc(a)	448,743
Israel – 0.89%
22,250	Syneron Medical Ltd.(a)	238,520
Italy – 3.36%
127,350	Italcementi SpA Savings Shares	413,648
22,553	Italmobiliare SpA	357,952
46,746	Natuzzi SpA – ADR(a)	128,084
		899,684
Japan – 26.54%
6,000	Alpine Electronics, Inc.	81,570
24,800	Chudenko Corp.	254,499
25,100	Fuji Machine Manufacturing Co. Ltd.	503,155
46,500	Hibiya Engineering Ltd.	512,212
13,100	Makita Corp.	531,755
53,600	Noritsu Koki Co. Ltd.	278,710
307	Okinawa Cellular Telephone Co.	630,905
24,100	Otsuka Kagu Ltd.	258,849
17,500	San-A Co. Ltd.	664,127
53,900	Shin-etsu Polymer Co. Ltd.	283,103
40,400	Tenma Corporation	471,394
6,000	The Yamanashi Chuo Bank Ltd.	26,728
28,500	Torii Pharmaceutical Co. Ltd.	536,255
72,500	TSI Holdings Co. Ltd.	458,960
20,300	Tsutsumi Jewelry Co. Ltd.	540,362
42,400	Yamaha Corp.	443,873
28,300	Yamaha Motor Co. Ltd.(a)	382,930

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Shares		Value
57,000	Yodogawa Steel Works Ltd.	$249,816
		7,109,203
Mexico – 2.04%
277,000	Fibra Uno Administracion SA de CV	545,608
Norway – 2.03%
41,260	Cermaq ASA	543,588
Panama – 2.96%
37,509	Banco Latinoamericano de Comercio Exterior SA	791,815
Philippines – 1.03%
87,200	First Philippine Holdings Corp.	131,879
2,263,000	Pepsi-Cola Products Philippines, Inc.(a)	144,419
		276,298
Singapore – 5.04%
74,650	Flextronics International Ltd.(a)	539,720
141,000	Haw Par Corp. Ltd.	675,654
439,000	HTL International Holdings Ltd.	136,468
		1,351,842
South Korea – 4.29%
590	Lotte Chilsung Beverage Co. Ltd.	634,440
380	Namyang Dairy Products Co. Ltd.(a)	246,167
3,210	Samchully Co. Ltd.(a)	269,057
		1,149,664
Switzerland – 4.53%
4,740	Lonza Group AG	244,983
23,397	Micronas Semiconductor Holding AG(a)	264,089
6,600	Panalpina Welttransport Holding AG	705,715
		1,214,787
Turkey – 1.88%
502,100	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	504,887
United Kingdom – 13.58%
182,933	Chime Communications Plc	643,718
14,570	Clarkson Plc	306,455
338,757	Debenhams Plc(a)	437,945
159,140	Home Retail Group Plc	290,300
203,410	ITV Plc	287,714
389,641	Mcbride Plc(a)	766,568
52,490	Travis Perkins Plc	907,041
		3,639,741
TOTAL COMMON STOCKS (Cost $24,812,181)		$25,675,046
PREFERRED STOCKS – 0.65%
Argentina – 0.44%
5,640	Nortel Inversora SA(a)	$117,650
Brazil – 0.21%
1,814	Telefonica Brasil SA	55,563
TOTAL PREFERRED STOCKS (Cost $194,218)		$173,213

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.65%
Repurchase Agreement – 3.65%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01%, [Collateralized by $978,247 United States Treasury Bill, 7/31/16 (Market Value $997,800)] (proceeds $978,248)	$978,247	$978,247
TOTAL SHORT TERM INVESTMENTS (Cost $978,247)		$978,247
Total Investments (Cost $25,984,646) – 100.14%		$26,826,506
Liabilities in Excess of Other Assets – (0.14%)		(36,885)
TOTAL NET ASSETS – 100.00%		$26,789,621

ADR	American Depository Receipt
GDR	Global Depository Receipt
(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market value of this security totals $25,693, which represents 0.10% of total net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2012 (Unaudited)

Air Freight & Logistics	3.48%
Auto Components	2.98%
Automobiles	1.44%
Beverages	2.98%
Chemicals	2.82%
Commercial Banks	3.06%
Communications Equipment	1.44%
Construction & Engineering	2.86%
Construction Materials	3.64%
Diversified Financial Services	1.54%
Electric Utilities	0.49%
Electronic Equipment, Instruments & Components	2.01%
Food & Staples Retailing	2.48%
Food Products	8.39%
Gas Utilities	1.00%
Health Care Equipment & Supplies	0.89%
Health Care Providers & Services	1.88%
Household Durables	6.10%
Household Products	2.86%
Industrial Conglomerates	2.52%
Insurance	2.33%
Internet & Catalog Retail	1.08%
Leisure Equipment & Products	2.70%
Life Sciences Tools & Services	0.91%
Machinery	3.86%
Marine	1.14%
Media	3.57%
Metals & Mining	0.93%
Multiline Retail	1.63%
Paper & Forest Products	0.07%
Personal Products	0.44%
Pharmaceuticals	2.00%
Professional Services	2.71%
Real Estate Investment Trust	2.04%
Semiconductors & Semiconductor Equipment	0.99%
Specialty Retail	4.53%
Textiles, Apparel & Luxury Goods	2.63%
Trading Companies & Distributors	5.06%
Wireless Telecommunication Services	2.36%
COMMON STOCKS	95.84%
Diversified Telecommunication Services	0.65%
PREFERRED STOCKS	0.65%
SHORT TERM INVESTMENTS	3.65%
TOTAL INVESTMENTS	100.14%
Liabilities in Excess of Other Assets	(0.14)%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 12.75%
Federal National Mortgage Association – 7.72%
Pool #MA0918, 4.000%, 12/01/2041	1,069,204	$1,122,254
Pool #934124, 5.500%, 07/01/2038	637,238	694,914
Pool #254631, 5.000%, 02/01/2018	466,653	506,529
		2,323,697
Fannie Mae Interest Only Strip – 0.65%
5.500%, 01/01/2036	627,772	93,402
6.000%, 06/01/2036	641,654	102,444
		195,846
Freddie Mac Mortgage – 4.38%
Pool #G0-6018, 6.500%, 04/01/2039	394,305	442,413
Pool #A9-3505, 4.500%, 08/01/2040	825,856	876,198
	1,318,611
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $3,826,229)		$3,838,154
OTHER MORTGAGE RELATED SECURITIES – 11.28%
Collateralized Mortgage Obligations – 2.33%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.616%, 01/25/2035	775,000	$695,484
Series 2006-AR14, 5.861%, 10/25/2036	5,029	4,726
		700,210
Near Prime Mortgage – 7.11%
Banc of America Funding Corp.
Series 2006-H, 2.811%, 09/20/2046	78,234	56,222
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.689%, 10/25/2035	854,999	686,924
Bear Stearns Alt-A Trust
Series 2004-11, 0.582%, 11/25/2034	416,320	335,372
Series 2005-7, 0.512%, 08/25/2035	450,930	341,849
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.818%, 03/20/2036	58,223	30,233
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 2.572%, 12/25/2035	221,487	175,576
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.532%, 07/25/2035	350,738	289,216
WaMu Mortgage Pass Through Certificates
Series 2007-HY2, 2.635%, 11/25/2036	74,354	58,757

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	109,896	109,685
Series 2007-PA5, 6.250%, 11/25/2037	62,568	57,019
		2,140,853
Sub-Prime Mortgages – 1.84%
Accredited Mortgage Loan Trust
Series 2006-2, 0.392%, 09/25/2036	510,049	436,051
Countrywide Asset-Backed Certificates
Series 2004-10, 1.292%, 12/25/2034	115,013	21,113
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.412%, 04/25/2036	145,323	97,948
		555,112
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $3,260,510)		$3,396,175
US GOVERNMENTS – 19.44%
Sovereign – 19.44%
United States Treasury Bond	$475,000	$601,172
United States Treasury Note
4.250%, 08/15/2014	190,000	207,056
4.500%, 02/15/2016	840,000	959,962
3.375%, 11/15/2019	3,130,000	3,494,350
2.000%, 11/15/2021	600,000	590,672
		5,252,040
TOTAL US GOVERNMENTS (Cost $5,611,557)		$5,853,212

	Shares	Value
COMMON STOCKS – 0.04%
Paper & Forest Products – 0.04%
AbitibiBowater, Inc.(a)	632	$9,025
Abitibi-Consolidated(a)(c)	80,000	—
Quad/Graphics, Inc.	226	3,141
Quebecor World(a)(c)	140,000	—
		12,166
Semiconductors – 0.00%
Magnachip Semiconductor Corp.(a)	22	264
TOTAL COMMON STOCKS (Cost $67,097)		$12,430

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Shares	Value
PREFERRED STOCKS – 0.04%
Consumer Finance – 0.04%
Ally Financial, Inc., 7.000%(b)	16	$13,331
TOTAL PREFERRED STOCKS (Cost $0)		$13,331

	Principal Amount	Value
ASSET BACKED SECURITIES – 4.27%
Student Loan – 4.27%
National Collegiate Student Loan Trust
Series A-4, 0.547%, 10/25/2033	$410,000	$186,679
SLM Student Loan Trust
Series 2004-B, 0.804%, 03/15/2024	260,000	206,901
Series 2004-B, 0.904%, 09/15/2033	300,000	186,519
Series 2005-A, 0.784%, 12/15/2038	400,000	260,648
Series 2006-A, 0.764%, 06/15/2039	275,000	217,725
Series 2007-A, 0.714%, 12/15/2041	350,000	227,760
TOTAL ASSET BACKED SECURITIES (Cost $1,473,147)		$1,286,232
CORPORATE BONDS – 48.34%
Advertising – 0.93%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$277,950
Automobile Parts & Equipment – 0.23%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	65,000	66,788
Banks & Thrifts – 11.97%
Ally Financial, Inc.
7.500%, 12/31/2013	15,000	15,938
6.750%, 12/01/2014	650,000	680,874
8.000%, 12/31/2018	18,000	19,125
Banco Santander Chile
7.375%, 07/18/2012	23,700	24,069
Citigroup, Inc.
6.125%, 11/21/2017	235,000	262,298
6.875%, 03/05/2038	235,000	271,331

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	232,304
First Horizon National Corp.
5.375%, 12/15/2015	130,000	138,118
JP Morgan Chase & Co.
7.900%, 04/30/2099	540,000	591,581
KeyCorp
6.500%, 05/14/2013	110,000	116,063
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	450,000	484,169
National City Corp.
4.900%, 01/15/2015	235,000	257,782
Regions Financial Corp.
5.750%, 06/15/2015	360,000	377,100
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	131,392
		3,602,144
Building Materials – 3.77%
CRH America, Inc.
6.000%, 09/30/2016	160,000	174,249
Masco Corp.
6.125%, 10/03/2016	305,000	322,409
Mohawk Industries, Inc.
6.375%, 01/15/2016	255,000	281,775
Owens Corning
6.500%, 12/01/2016	125,000	138,871
USG Corp.
6.300%, 11/15/2016	230,000	215,050
		1,132,354
Chemical – 0.69%
Lyondell Chemical Co.
11.000%, 05/01/2018	187,162	206,814
Consumer Products – 1.03%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	275,000	310,063

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Containers & Packaging – 0.73%
Sealed Air Corp.
7.875%, 06/15/2017	205,000	221,060
Diversified Financial Services – 5.78%
American International Group, Inc.
6.400%, 12/15/2020	300,000	339,518
Bank of America Corp.
3.750%, 07/12/2016	180,000	180,897
Countrywide Financial Corp.
5.800%, 06/07/2012	455,000	458,593
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	266,569
International Lease Finance Corp.
6.625%, 11/15/2013	285,000	290,700
SLM Corp.
5.000%, 10/01/2013	200,000	204,500
		1,740,777
Electric Utilities – 8.39%
Ameren Corp.
8.875%, 05/15/2014	300,000	340,272
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	440,965
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	212,347
EDP Finance BV
4.900%, 10/01/2019(b)	400,000	325,160
FirstEnergy Corp.
7.375%, 11/15/2031	430,000	529,358
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	316,667
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	33,962
7.000%, 09/01/2022	175,000	212,366
PPL Energy Supply LLC
6.500%, 05/01/2018	100,000	115,565
		2,526,662

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Energy – 0.74%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	222,672
Equipment – 0.13%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	37,179	40,313
Food, Beverage & Tobacco – 1.84%
Altria Group, Inc.
9.700%, 11/10/2018	150,000	203,824
Pilgrims Pride Corp.
7.875%, 12/15/2018	130,000	129,675
Tyson Foods, Inc.
6.850%, 04/01/2016	195,000	221,325
		554,824
Homebuilders – 3.73%
Centex Corp.
6.500%, 05/01/2016	80,000	86,000
Lennar Corp.
5.600%, 05/31/2015	290,000	303,050
Pulte Group, Inc.
5.200%, 02/15/2015	440,000	448,799
Toll Brothers Finance Corp.
5.150%, 05/15/2015	270,000	285,674
		1,123,523
Industrial – 0.50%
Eastman Kodak Co.
9.750%, 03/01/2018(b)	175,000	150,938
Insurance – 1.32%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	145,918
5.875%, 08/15/2020	110,000	117,919
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	120,000	134,592
		398,429

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Leisure Time – 0.43%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	125,000	130,625
Media – 0.62%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	17,552
Virgin Media Finance Plc
9.500%, 08/15/2016	150,000	169,125
		186,677
Oil & Gas – 3.43%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	501,509
Chesapeake Energy Corp.
6.625%, 08/15/2020	145,000	147,538
El Paso Corp.
7.000%, 06/15/2017	90,000	100,219
Transocean, Inc.
5.250%, 03/15/2013	275,000	284,567
		1,033,833
Retail – 0.98%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	285,000	294,618
Technology, Equipment & Services – 0.36%
Unisys Corp.
12.500%, 01/15/2016	103,000	109,566
Telecommunications – 0.30%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	90,525
Utilities – 0.44%
Edison Mission Energy
7.000%, 05/15/2017	210,000	132,300
TOTAL CORPORATE BONDS (Cost $12,948,757)		$14,553,455

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Institutional Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	870	$—
TOTAL WARRANTS (Cost $8,748)		$—

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.84%
Repurchase Agreements – 3.84%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01%, [Collateralized by $1,145,200 United States Treasury Bill, 7/31/16, (Market Value $1,177,778)] (proceeds $1,154,679)	$1,154,678	$1,154,678
TOTAL SHORT TERM INVESTMENTS (Cost $1,154,678)		$1,154,678
Total Investments (Cost $28,350,723) – 100.00%		$30,107,667
Assets in Excess of Other Liabilities – (0.00%)		1,095
TOTAL NET ASSETS – 100.00%		$30,108,762

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Rule) or pursuant to another exemption from registration. The market values of these securities total $784,047, which represents 2.60% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets. The accompanying notes are an integral part of these Schedules of Investments.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.21%
Fannie Mae Interest Only Strip – 0.21%
Fannie Mae Interest Only Strip
6.000%, 06/01/2036	$158,760	$25,347
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $22,838)		$25,347
OTHER MORTGAGE RELATED SECURITIES – 9.03%
Near Prime Mortgage – 5.24%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 4.650%, 10/25/2035	$283,750	$227,971
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A9, 2.572%, 12/25/2035	185,161	146,780
Wells Fargo Alternative Loan Trust
Series 2007-PA5, 6.000%, 11/25/2022	263,450	262,942
		637,693
Sub-Prime Mortgages – 3.79%
Accredited Mortgage Loan Trust
Series 2006-2, 0.392%, 09/25/2036	425,041	363,376
Countrywide Asset-Backed Certificates
Series 2004-13, 1.092%, 04/25/2035	50,000	30,488
Structured Asset Investment Loan Trust
Series A3, 0.622%, 07/25/2035	77,190	69,024
		462,888
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $1,055,652)		$1,100,581
US GOVERNMENTS – 10.3%
Sovereign – 10.3%
United States Treasury Note
2.000%, 11/15/2021	$1,275,000	$1,255,178
TOTAL US GOVERNMENTS (Cost $1,268,248)		$1,255,178

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Shares	Value
COMMON STOCKS – 0.29%
Paper & Forest Products – 0.28%
AbitibiBowater, Inc. (a)	1,620	23,133
Abitibi-Consolidated (a)(b)	205,000	—
Quad/Graphics, Inc.	695	9,661
Quebecor World (a)(b)	430,000	—
		32,794
Semiconductors – 0.01%
Magnachip Semiconductor Corp. (a)	97	1,164
TOTAL COMMON STOCKS (Cost $31,937)		$33,958

	Principal Amount	Value
ASSET BACKED SECURITIES – 5.22%
Student Loan – 5.22%
National Collegiate Student Loan Trust
Series A-4, 0.547%, 10/25/2033	$400,000	$182,126
SLM Student Loan Trust
Series 2004-B, 0.804%, 03/15/2024	325,000	258,626
Series 2007-A, 0.714%, 12/15/2041	300,000	195,223
TOTAL ASSET BACKED SECURITIES (Cost $617,523)		$635,975
CORPORATE BONDS – 72.83%
Advertising – 1.75%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$195,000	$212,550
Automobile Parts & Equipment – 1.18%
American Axle & Manufacturing, Inc.
5.250%, 02/11/2014	140,000	143,850
Banks & Thrifts – 18.56%
Ally Financial, Inc.
6.750%, 12/01/2014	250,000	261,875
Banco Santander Chile
7.375%, 07/18/2012	135,000	137,101
Citigroup, Inc.
6.125%, 11/21/2017	190,000	212,071
Fifth Third Bancorp
8.250%, 03/01/2038	65,000	86,284
First Horizon National Corp.
5.375%, 12/15/2015	75,000	79,683

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
JP Morgan Chase & Co.
7.900%, 04/30/2099	335,000	367,000
KeyCorp
6.500%, 05/14/2013	60,000	63,307
M&I Marshall & Ilsley Bank
5.000%, 01/17/2017	205,000	220,566
National City Corp.
4.900%, 01/15/2015	245,000	268,751
Regions Financial Corp.
5.750%, 06/15/2015	210,000	219,975
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	65,000	74,265
USB Capital IX
6.189%, 04/15/2011	350,000	269,808
		2,260,686
Building Materials – 5.18%
CRH America, Inc.
6.000%, 09/30/2016	90,000	98,015
Masco Corp.
6.125%, 10/03/2016	150,000	158,562
Mohawk Industries, Inc.
6.625%, 01/15/2016	145,000	160,225
Owens Corning
6.500%, 12/01/2016	75,000	83,323
USG Corp.
6.300%, 11/15/2016	140,000	130,900
		631,025
Chemical – 1.13%
Lyondell Chemical Co.
11.000%, 05/01/2018	124,775	137,876
Consumer Products – 1.57%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	170,000	191,675
Containers & Packaging – 0.88%
Sealed Air Corp.
7.875%, 06/15/2017	100,000	107,834

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Diversified Financial Services – 12.76%
American International Group, Inc.
6.400%, 12/15/2020	190,000	215,029
Bank of America Corp.
3.750%, 07/12/2016	115,000	115,573
Countrywide Financial Corp.
5.800%, 06/07/2012	185,000	186,461
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	245,000	261,237
General Motors Acceptance Corp.
6.750%, 12/01/2014	325,000	338,250
International Lease Finance Corp.
6.625%, 11/15/2013	215,000	219,300
SLM Corp.
5.000%, 10/01/2013	215,000	219,838
		1,555,688
Electric Utilities – 8.39%
Ameren Corp.
8.875%, 05/15/2014	120,000	136,109
Arizona Public Service Co.
8.750%, 03/01/2019	160,000	207,513
Commonwealth Edison Co.
5.950%, 08/15/2016	110,000	129,722
FirstEnergy Corp.
7.375%, 11/15/2031	175,000	215,437
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	72,222
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	90,000	101,887
7.000%, 09/01/2022	45,000	54,608
PPL Energy Supply LLC
6.500%, 05/01/2018	90,000	104,008
		1,021,506
Energy – 0.97%
Valero Energy Corp.
9.375%, 03/15/2019	90,000	117,885
Equipment – 0.83%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	92,948	100,783

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 3.26%
Altria Group, Inc.
9.700%, 11/10/2018	125,000	169,853
Tyson Foods, Inc.
7.850%, 04/01/2016	200,000	227,000
		396,853
Homebuilders – 5.85%
Centex Corp.
6.500%, 05/01/2016	155,000	166,625
Lennar Corp.
5.600%, 05/31/2015	195,000	203,775
Pulte Group, Inc.
5.200%, 02/15/2015	170,000	173,400
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	169,288
		713,088
Insurance – 1.84%
CNA Financial Corp.
7.350%, 11/15/2019	70,000	81,714
5.875%, 08/15/2020	60,000	64,320
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	70,000	78,512
		224,546
Leisure Time – 0.73%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	85,000	88,825
Media – 1.31%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	40,000	46,804
Virgin Media Finance Plc
9.500%, 08/15/2016	100,000	112,750
		159,554

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

	Principal Amount	Value
Oil & Gas – 4.28%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	260,000	299,753
El Paso Corp.
7.000%, 06/15/2017	50,000	55,677
Transocean, Inc.
5.250%, 03/15/2013	160,000	165,566
		520,996
Oil, Gas & Consumable Fuels – 0.75%
Chesapeake Energy Corp.
6.625%, 08/15/2020	90,000	91,575
Technology, Equipment & Services – 0.52%
Unisys Corp.
12.500%, 01/15/2016	60,000	63,825
Telecommunications – 0.44%
Telecom Italia Capital SA
6.999%, 06/04/2018	50,000	53,250
Utilities – 0.65%
Edison Mission Energy
7.000%, 05/15/2017	125,000	78,750
TOTAL CORPORATE BONDS (Cost $8,777,510)		$8,872,620

	Shares	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
Magnachip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97 (b)	3,900	$—
TOTAL WARRANTS (Cost $0)		$—

	Principal Amount	Value
SHORT TERM INVESTMENT – 0.55%
Repurchase Agreement – 0.55%
State Street Bank and Trust Repurchase Agreement, (Dated 3/31/12), due 4/2/12, 0.01%, [Collateralized by $66,900 United States Treasury Bill, 7/31/16, (Market Value $68,803)] (proceeds $67,412)	$67,412	$67,412
TOTAL SHORT TERM INVESTMENTS (Cost $67,412)		$67,412
Total Investments (Cost $11,841,120) – 98.43%		$11,991,071
Other Assets in Excess of Liabilities – 1.57%		191,275
TOTAL NET ASSETS – 100.00%		$12,182,346

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2012 (Unaudited) (continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The prices for these securities were derived from an estimate of fair market value pursuant to procedures approved by the Fund's Board of Trustees. These securities represent $0 or 0.00% of the Fund's net assets.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2012 (Unaudited)

	Brandes Institutional International Equity Fund	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund
ASSETS
Investments in securities, at value(1)	$442,173,269	$34,676,530	$177,909,558
Foreign currency(1)	553,795	36,252	2,277
Receivables:
Securities sold	—	—	552,846
Fund shares sold	710,825	5,068	2,472,561
Dividends and interest	4,457,103	161,896	2,508,062
Tax reclaims	866,870	15,550	2,978
Due from Advisor	—	—	—
Prepaid expenses and other assets	64,420	26,386	59,417
Total Assets	448,826,282	34,921,682	183,507,699
LIABILITIES
Payables:
Securities purchased	2,633,892	90,942	3,260,557
Fund shares redeemed	1,620,864	119,231	44,239
Due to advisor	377,195	4,310	116,558
12b-1 fee	—	11	12,056
Trustee fees	8,054	10,454	12,206
Dividends payable	—	—	—
Accrued expenses	142,572	47,217	46,218
Total Liabilities	4,782,577	272,165	3,491,834
NET ASSETS	$444,043,705	$34,649,517	$180,015,865
COMPONENTS OF NET ASSETS
Paid-in capital	$599,544,382	$32,620,528	$181,586,969
Undistributed net investment income	720,311	210,374	156,096
Accumulated net realized gain (loss) on investments and foreign currency	(111,023,940)	(740,853)	4,120,768
Net unrealized appreciation (depreciation) on:
Investments	(45,285,259)	2,559,056	(5,850,579)
Foreign currency	88,211	412	2,611
Total Net Assets	$444,043,705	$34,649,517	$180,015,865
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$438,485,895	$34,290,713	$116,704,754
Shares outstanding (unlimited shares authorized without par value)	31,097,670	1,656,786	12,436,402
Offering and redemption price	$14.10	$20.70	$9.38
Class E Shares
Net Assets	$5,557,716	$249,132	N/A
Shares outstanding (unlimited shares authorized without par value)	394,436	12,115	N/A
Offering and redemption price	$14.09	$20.56	N/A
Class S Shares
Net Assets	$94	$109,672	$63,311,111
Shares outstanding (unlimited shares authorized without par value)	7	5,307	6,753,843
Offering and redemption price	$14.11*	$20.67	$9.37
(1) Cost of:
Investments in securities	$487,461,282	$32,117,489	$183,760,365
Foreign currency	551,040	36,236	2,047

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2012 (Unaudited) (continued)

	Brandes International Small Cap Equity Fund	Brandes Institutional Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund
ASSETS
Investments in securities, at value(1)	$26,826,506	$30,107,667	$11,991,071
Foreign currency(1)	1,534	—	—
Receivables:
Securities sold	95,079	—	885,633
Fund shares sold	8,149	1,000	—
Dividends and interest	275,061	323,364	178,730
Tax reclaims	—	—	—
Due from Advisor	—	9,121	14,391
Prepaid expenses and other assets	136	23,107	950
Total Assets	27,206,465	30,464,259	13,070,775
LIABILITIES
Payables:
Securities purchased	375,778	287,517	848,091
Fund shares redeemed	—	1,027	—
Due to advisor	4,239	—	—
12b-1 fee	1	—	—
Trustee fees	10,157	10,338	10,157
Dividends payable	—	19,393	1,315
Accrued expenses	26,669	37,222	28,592
Total Liabilities	416,844	355,497	888,155
NET ASSETS	$26,789,621	$30,108,762	$12,182,620
COMPONENTS OF NET ASSETS
Paid-in capital	$25,749,407	$28,279,848	$12,054,843
Undistributed net investment income	50,763	(36,408)	3,184
Accumulated net realized gain (loss) on investments and foreign currency	147,720	108,378	(25,358)
Net unrealized appreciation (depreciation) on:
Investments	841,865	1,756,944	149,951
Foreign currency	(134)	—	—
Total Net Assets	$26,789,621	$30,108,762	$12,182,620
Net asset value, offering price and redemption proceeds per share
Class I Shares
Net Assets	$26,752,903	$24,601,028	$12,182,519
Shares outstanding (unlimited shares authorized without par value)	2,534,891	2,636,606	1,205,394
Offering and redemption price	$10.55	$9.33	$10.11
Class E Shares
Net Assets	N/A	$5,507,734	N/A
Shares outstanding (unlimited shares authorized without par value)	N/A	589,784	N/A
Offering and redemption price	N/A	$9.34	N/A
Class S Shares
Net Assets	$36,718	N/A	$100
Shares outstanding (unlimited shares authorized without par value)	3,476	N/A	10
Offering and redemption price	$10.56	N/A	$10.11	*
(1) Cost of:
Investments in securities	$25,984,646	$28,350,723	$11,841,120
Foreign currency	1,529	—	—

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.

The accompanying notes to financial statements are an integral part of this statement.

(This page intentionally left blank.)

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended March 31, 2012 (Unaudited)

Brandes Institutional International Equity Fund
INVESTMENT INCOME
Income
Dividend income	$5,886,374
Less: foreign taxes withheld	(554,133)
Interest income	355
Income from securities lending	310,355
Miscellaneous income	—
Total income	5,642,951
Expenses
Advisory fees (Note 3)	2,251,166
Custody fees	36,448
Administration fees (Note 3)	76,752
Insurance expense	26,511
Legal fees	15,926
Printing fees	26,751
Miscellaneous	55,836
Registration expense	30,745
Trustee fees	32,049
Transfer agent fees	75,906
12b-1 Fees – Class S	—
Shareholder Service Fees – Class E	1,181
Shareholder Service Fees – Class I	—
Accounting fees	57,143
Auditing fees	14,468
Organizational costs	—
Total expenses	2,700,882
Less reimbursement / waiver	—
Total expenses net of reimbursement / waiver	2,700,882
Net investment income	2,942,069
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(25,680,278)
Less: foreign taxes withheld	—
Foreign currency transactions	(82,246)
Net realized gain (loss)	(25,762,524)
Net change in unrealized appreciation on:
Investments	80,489,302
Foreign currency transactions	35,780
Net unrealized appreciation	80,525,082
Net realized and unrealized loss on investments and foreign currency transactions	54,762,558
Net increase (decrease) in net assets resulting from operations	$57,704,627

*	Commenced operations on January 31, 2012.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended March 31, 2012 (Unaudited) (continued)

	Brandes Institutional Global Equity Fund	Brandes Institutional Emerging Markets Fund	Brandes International Small Cap Equity Fund*	Brandes Institutional Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund*
INVESTMENT INCOME
Income
Dividend income	$452,152	$1,638,527	$105,242	$658	$174
Less: foreign taxes withheld	(26,556)	(136,172)	(7,460)	—	—
Interest income	68	334	68	740,993	94,284
Income from securities lending	—	—	—	—	—
Miscellaneous income	—	102	70	1,619	967
Total income	425,664	1,502,791	97,920	743,270	95,425
Expenses
Advisory fees (Note 3)	149,123	672,010	38,956	49,462	9,732
Custody fees	2,829	30,141	241	1,736	201
Administration fees (Note 3)	6,066	19,242	519	4,294	724
Insurance expense	1,647	2,936	51	915	102
Legal fees	15,960	14,839	5,259	15,952	5,259
Printing fees	3,200	6,463	890	2,578	842
Miscellaneous	4,881	13,519	647	3,632	593
Registration expense	24,997	29,475	5,790	16,444	5,710
Trustee fees	30,031	29,032	10,200	30,133	10,200
Transfer agent fees	25,863	58,563	5,790	17,589	5,790
12b-1 Fees – Class S	23	57,095	1	—	—
Shareholder Service Fees – Class E	—	—	—	5,796	—
Shareholder Service Fees – Class I	—	—	—	1,874	—
Accounting fees	16,554	21,279	1,214	12,620	1,416
Auditing fees	14,971	15,044	7,466	14,971	7,434
Organizational costs	—	6,354	3,309	—	3,357
Total expenses	296,145	975,992	80,333	177,996	51,360
Less reimbursement / waiver	(109,445)	(126,633)	(33,176)	(102,699)	(37,735)
Total expenses net of reimbursement / waiver	186,700	849,359	47,157	75,297	13,625
Net investment income	238,964	653,432	50,763	667,973	81,800
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(697,538)	1,956,573	162,499	108,378	(25,358)
Less: foreign taxes withheld	—	(35,142)	—	—	—
Foreign currency transactions	(19,439)	(18,644)	(14,779)	—	—
Net realized gain (loss)	(716,977)	1,902,787	147,720	108,378	(25,358)
Net change in unrealized appreciation on:
Investments	6,181,113	23,970,107	841,865	547,504	149,951
Foreign currency transactions	920	36,616	(134)	—	—
Net unrealized depreciation	6,182,033	24,006,723	841,731	547,504	149,951
Net realized and unrealized loss on investments and foreign currency transactions	5,465,056	25,909,510	989,451	655,882	124,593
Net increase (decrease) in net assets resulting from operations	$5,704,020	$26,562,942	$1,040,214	$1,323,855	$206,393

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes Institutional International Equity Fund		Brandes Institutional Global Equity Fund
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,942,069	$18,702,099	$238,964	$983,840
Net realized gain (loss) on:
Investments	(25,680,278)	(35,480,644)	(697,538)	2,361,126
In-kind redemptions	—	—	—	—
Payments by Affiliate
Foreign currency transactions	(82,246)	215,418	(19,439)	12,007
Net unrealized appreciation (depreciation) on:
Investments	80,489,302	(36,115,793)	6,181,113	(5,398,488)
Foreign currency transactions	35,780	(2,175)	920	(1,811)
Net increase (decrease) in net assets resulting from operations	57,704,627	(52,681,095)	5,704,020	(2,043,326)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	(208,815)	(50,227)	(4,752)	(3,136)
Class I	(21,348,284)	(17,285,049)	(884,851)	(792,321)
Class S	(4)	—	(249)	—
From net realized gains
Class E	—	—	(11,450)	(7,671)
Class I	—	—	(2,132,185)	(1,937,987)
Class S	—	—	(634)	—
Decrease in net assets from distributions	(21,557,103)	(17,335,276)	(3,034,121)	(2,741,115)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	42,504,118	143,394,173	4,574,827	4,364,262
Net asset value of shares issued on reinvestment of distributions	19,458,722	16,171,707	2,952,953	2,710,026
Cost of shares redeemed	(113,121,917)	(403,096,490)	(12,159,990)	(6,755,970)
Net increase (decrease) in net assets from capital share transactions	(51,159,077)	(243,530,610)	(4,632,210)	318,318
Total Increase (Decrease) in net assets	(15,011,553)	(313,546,981)	(1,962,311)	(4,466,123)
NET ASSETS
Beginning of the Period	459,055,258	772,602,239	36,611,828	41,077,951
End of the Period	$444,043,705	$459,055,258	$34,649,517	$36,611,828
Undistributed net investment income	$720,311	$19,335,345	$210,374	$861,262

*	Commenced operations on January 31, 2012.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes Institutional Emerging Markets Fund		Brandes International Small Cap Equity Fund*	Brandes Institutional Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund*
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Period Ended March 31, 2012 (Unaudited)	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Period Ended March 31, 2012 (Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$653,432	$1,511,038	$50,763	$667,973	$1,376,013	$81,800
Net realized gain (loss) on:
Investments	1,921,431	(194,805)	162,499	108,378	831,675	(25,358)
In-kind redemptions	—	(942,195)	—	—	—	—
Payments by Affiliate	—	5,862	—	—	—	—
Foreign currency transactions	(18,644)	(279,291)	(14,779)	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	23,970,107	(29,820,686)	841,865	547,504	(1,142,879)	149,951
Foreign currency transactions	36,616	(34,005)	(134)	—	—	—
Net increase (decrease) in net assets resulting from operations	26,562,942	(29,754,082)	1,040,214	1,323,855	1,064,809	206,393
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class E	N/A	N/A	N/A	(127,280)	(130,917)	N/A
Class I	(1,004,514)	—	—	(672,683)	(1,269,592)	(78,616)
Class S	(407,118)	—	—	N/A	N/A	—
From net realized gains
Class E	N/A	N/A	N/A	(93,990)	(52,278)	N/A
Class I	(901,535)	—	—	(480,064)	(438,040)	—
Class S	(415,797)	—	—	N/A	N/A	—
Decrease in net assets from distributions	(2,728,964)	—	—	(1,374,017)	(1,890,827)	(78,616)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	55,478,548	204,933,462	25,749,520	3,410,914	6,116,803	11,977,543
Net asset value of share issued on reinvestment of distributions	2,608,174	—	—	1,179,332	1,633,598	77,300
Cost of shares redeemed	(12,184,033)	(64,900,182)	(113)	(1,536,298)	(7,360,668)	—
Net increase (decrease) in net assets from capital share transactions	45,902,689	140,033,280	25,749,407	3,053,948	389,733	12,054,843
Total Increase (Decrease) in net assets	69,736,667	110,279,198	26,789,621	3,003,786	(436,285)	12,182,620
NET ASSETS
Beginning of the Period	110,279,198	—	—	27,104,976	27,541,261	—
End of the Period	$180,015,865	$110,279,198	$26,789,621	$30,108,762	$27,104,976	$12,182,620
Undistributed net investment income	$156,096	$914,297	$50,763	$(36,408)	$95,583	$3,184

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the periods ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes Institutional International Equity Fund
Class I
3/31/2012 (Unaudited)	$12.99	0.09	(5)	1.68	—		1.77	(0.66)	—
9/30/2011	$14.92	0.40	(5)	(1.98)	—		(1.58)	(0.35)	—
9/30/2010	$15.24	0.32	(5)	(0.38)	—		(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—		(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—		(5.34)	(0.45)	(3.29)
9/30/2007	$24.73	0.40		3.98	—		4.38	(0.32)	(2.28)
Class E
3/31/2012 (Unaudited)	$12.97	0.08	(5)	1.68	—		1.76	(0.64)	—
9/30/2011	$14.91	0.37	(5)	(1.96)	—		(1.59)	(0.35)	—
9/30/2010	$15.24	0.33	(5)	(0.40)	—		(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—		0.86	(0.47)	(1.18)
Class S
3/31/2012 (Unaudited)	$13.00	0.08	(5)	1.67	—		1.75	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	—		(2.74)	—	—
Brandes Institutional Global Equity Fund
Class I
3/31/2012 (Unaudited)	$19.22	0.13	(5)	2.95	—		3.08	(0.47)	(1.13)
9/30/2011	$21.76	0.51	(5)	(1.53)	—		(1.02)	(0.44)	(1.08)
9/30/2010	$21.24	0.42	(5)	0.48	—		0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	—		1.33	(0.09)	—
Class E
3/31/2012 (Unaudited)	$19.13	0.12	(5)	2.91	—		3.03	(0.47)	(1.13)
9/30/2011	$21.73	0.51	(5)	(1.59)	—		(1.08)	(0.44)	(1.08)
9/30/2010	$21.25	0.37	(5)	0.50	—		0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	—		1.34	(0.09)	—
Class S
3/31/2012 (Unaudited)	$19.19	0.11	(5)	2.94	—		3.05	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(5)	(3.44)	—		(3.15)	—	—
Brandes Institutional Emerging Markets Fund
Class I
3/31/2012 (Unaudited)	$7.86	0.04	(5)	1.65	—		1.69	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(5)	(2.29)	—	(7)	(2.14)	—	—
Class S
3/31/2012 (Unaudited)	$7.85	0.03	(5)	1.65	—		1.68	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(5)	(2.29)	—	(7)	(2.15)	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	Includes a voluntary reimbursement by the Advisor that did not impact the total return. See Note 2K in the Notes to Financial Statements.
(7)	Amount is less than $0.01 per share.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the periods ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets (4)		Ratio of net investment income to average net assets (4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class I
3/31/2012 (Unaudited)	$14.10	14.02	%(1)	$438.5	1.20	%(2)	1.31	%(2)	1.20	%(2)	1.31	%(2)	7.23	%(1)
9/30/2011	$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
9/30/2007	$26.51	18.65%		$1,067.4	1.12	%(2)	1.61	%(2)	1.12	%(2)	1.61	%(2)	29.06	%(1)
Class E
3/31/2012 (Unaudited)	$14.09	13.98	%(1)	$5.6	1.25	%(2)	1.26	%(2)	1.25	%(2)	1.26	%(2)	7.23	%(1)
9/30/2011	$12.97	(11.04)%		$4.4	1.32%		2.40%		1.32%		2.40%		4.99%
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.33%		1.19%		2.33%		29.15%
10/6/2008(3) – 9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.35	%(2)	1.16	%(2)	2.35	%(2)	19.86	%(1)
Class S
3/31/2012 (Unaudited)	$14.11	13.87	%(1)	$—	1.45	%(2)	1.24	%(2)	1.45	%(2)	1.24	%(2)	7.23	%(1)
1/31/2011(3) – 9/30/2011	$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)
Brandes Institutional Global Equity Fund
Class I
3/31/2012 (Unaudited)	$20.70	16.76	%(1)	$34.2	1.00	%(2)	1.28	%(2)	1.59	%(2)	0.69	%(2)	8.33	%(1)
9/30/2011	$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.58%		16.87%
10/6/2008(3) – 9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.05	%(1)
Class E
3/31/2012 (Unaudited)	$20.56	16.57	%(1)	$0.2	1.25	%(2)	1.04	%(2)	1.59	%(2)	0.70	%(2)	8.33	%(1)
9/30/2011	$19.13	(5.80)%		$—	1.25%		2.05%		1.69%		1.62%		23.94%
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.77%		1.41%		1.56%		16.87%
10/6/2008(3) – 9/30/2009	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.29	%(2)	1.83	%(2)	1.67	%(2)	4.05	%(1)
Class S
3/31/2012 (Unaudited)	$20.67	16.64	%(1)	$0.1	1.25	%(2)	1.10	%(2)	1.86	%(2)	0.50	%(2)	8.33	%(1)
1/31/2011(3) – 9/30/2011	$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.69	%(2)	1.61	%(2)	23.94	%(1)
Brandes Institutional Emerging Markets Income Fund
Class I
3/31/2012 (Unaudited)	$9.38	21.86	%(1)	$116.7	1.12	%(2)	1.00	%(2)	1.30	%(2)	0.83	%(2)	15.28	%(1)
1/31/2011(3) – 9/30/2011	$7.86	(21.40	)%(1)(6)	$71.9	1.12	%(2)	2.38	%(2)	1.36	%(2)	2.13	%(2)	94.70	%(1)
Class S
3/31/2012 (Unaudited)	$9.37	21.72	%(1)	$63.3	1.37	%(2)	0.75	%(2)	1.55	%(2)	0.58	%(2)	15.28	%(1)
1/31/2011(3) – 9/30/2011	$7.85	(21.50	)%(1)(6)	$38.4	1.37	%(2)	2.13	%(2)	1.61	%(2)	1.88	%(2)	94.70	%(1)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the periods ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Small Cap Equity Fund
Class I
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.00	0.02	(5)	0.53	—	0.55	—	—
Class S
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.00	0.02	(5)	0.54	—	0.56	—	—
Brandes Institutional Core Plus Fixed Income Fund
Class I
3/31/2012 (Unaudited)	$9.35	0.22	(5)	0.22	—	0.44	(0.27)	(0.19)
9/30/2011	$9.65	0.49	(5)	(0.12)	—	0.37	(0.50)	(0.17)
9/30/2010	$8.95	0.56	(5)	0.64	—	1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—	0.74	(0.48)	—
12/28/2007(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02	(0.87)	(0.44)	—
Class E
3/31/2012 (Unaudited)	$9.36	0.21	(5)	0.22	—	0.43	(0.26)	(0.19)
9/30/2011	$9.66	0.47	(5)	(0.12)	—	0.35	(0.48)	(0.17)
9/30/2010	$8.96	0.54	(5)	0.64	—	1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—	0.72	(0.46)	—
5/28/2008(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02	(1.05)	(0.24)	—
Brandes Credit Focus Yield Fund
Class I
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.00	0.07	(5)	0.69	—	0.76	(0.65)	—
Class S
3/2/2012(3) – 3/31/2012 (Unaudited)	$10.10	—	(5)	0.25	—	0.25	(0.24)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Fund's total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. The return for the Core Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively. See Note 2K in the Notes to Financial Statements.
(7)	Amount is less than $0.01 per share.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the periods ended:

	Net asset value, end of period	Total return		Net assets, end of period (millions)	Ratio of net expenses to average net assets (4)		Ratio of net investment income to average net assets (4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate
Brandes International Small Cap Equity Fund
Class I
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.55	6.37	%(1)	$26.8	1.15	%(2)	1.24	%(2)	1.96	%(2)	0.43	%(2)	7.29	%(1)
Class S
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.56	6.37	%(1)	$—	1.40	%(2)	1.30	%(2)	2.08	%(2)	0.61	%(2)	7.29	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class I
3/31/2012 (Unaudited)	$9.33	4.82	%(1)	$24.6	0.50	%(2)	4.76	%(2)	1.22	%(2)	4.04	%(2)	17.33	%(1)
9/30/2011	$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.53%		91.18%
9/30/2010	$9.65	13.73%		$24.8	0.50%		5.97%		1.25%		5.22%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
12/28/2007(3) – 9/30/2008	$8.69	(9.00	)%(1),(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	(1.39	)%(2)	404.25	%(1)
Class E
3/31/2012 (Unaudited)	$9.34	4.73	%(1)	$5.5	0.70	%(2)	4.56	%(2)	1.45	%(2)	3.81	%(2)	17.33	%(1)
9/30/2011	$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.12%		91.18%
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.77%		1.48%		4.99%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
5/28/2008(3) – 9/30/2008	$8.70	(10.62	)%(1),(6)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)
Brandes Credit Focus Yield Fund
Class I
2/1/2012(3) – 3/31/2012 (Unaudited)	$10.11	6.12	%(1)	$12.1	0.70	%(2)	4.20	%(2)	2.64	%(2)	2.26	%(2)	337.04	%(1)
Class S
3/2/2012(3) – 3/31/2012 (Unaudited)	$10.11	0.34	%(1)	$—	0.95	%(2)	4.32	%(2)	1.09	%(2)	4.18	%(2)	337.04	%(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Global Equity Fund (the “Global Fund”), the Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The International Fund, Global Fund, Emerging Markets Funds and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively. The International Fund and Global Fund have three classes of shares: Class I, Class E and Class S. The Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund have two classes of shares: Class I and Class S. The Core Plus Fund began operations on December 28, 2007, and has two classes of shares: Class I and Class E. The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

(which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement, Brandes will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market value of the underlying securities change, if the counterparty does not perform under

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
D.	Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The Advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the Advisor will complete an analysis of the prospective counterparties and once the note is purchased, will continue to monitor creditworthiness on a quarterly basis. The Advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on certain derivative assets in order to appropriately reflect the credit quality of the counterparty. During the periods ended March 31, 2012, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds were not invested in any participatory notes at March 31, 2012. The Emerging Markets Fund invested in a participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase an underlying security, Etihad Etisalat Co. The average monthly market value of this security was $4,159,236 during the period ended March 31, 2012. As a result of the investment in the participation note, the Emerging Markets Fund recognized a net unrealized gain of $111,424 and no realized gain (loss). The market value of the security on March 31, 2012 was $4,838,093 and can be found in the Emerging Market Fund’s Schedule of Investments.

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evalu-

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

ated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of March 31, 2012, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their respective assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. It is the Trust’s policy to monitor these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2012, the Funds did not have any securities on loan.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2008 through 2011). As of March 31, 2012, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2011. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor, which violated the Fund’s investment restrictions. Additionally, during the period ended September 30,

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during the period ended September 30, 2011. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.
L.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted market prices in active markets

Level 2 — Quoted prices for similar instruments or inputs derived from observable market data. Directly observable inputs for the life of the financial instrument

Level 3 — Unobservable inputs developed using the reporting entity’s estimates and assumptions, which reflect those that market participants would use

M.	Security Valuation

Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities traded on an exchange for which there have been no sales on the valuation date, are valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy.

Investments in registered open-end management investment companies are valued based upon the net asset value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange, (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

As of March 31, 2012, the International Equity Fund, Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund had securities with market values of $385,511,627, $18,125,312, $90,874,176, $17,172,470, $0 and $0 that represents 87.19%, 52.27%, 51.08%, 64.01%, 0.00% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed-delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are catergorized as Level 2 or Level 3.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level of inputs used, as of March 31, 2012, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$47,511,229	$—	$47,511,229
Consumer Staples	—	49,012,575	—	49,012,575
Energy	12,002,341	40,030,545	—	52,032,886
Financials	5,273,288	72,125,464	—	77,398,752
Health Care	—	49,955,514	—	49,955,514
Industrials	—	10,344,529	—	10,344,529
Information Technology	9,876,216	28,769,174	—	38,645,390
Materials	3,132,598	18,316,705	—	21,449,303
Telecommunication Services	14,363,262	65,550,505	—	79,913,767
Utilities	8,103,321	3,895,387	—	11,998,708
Total Equities	52,751,026	385,511,627	—	438,262,653
Repurchase Agreements	—	3,910,616	—	3,910,616
Total Investments in Securities	$52,751,026	$389,422,243	$—	$442,173,269

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Global Fund
Equities
Consumer Discretionary	$687,181	$1,891,395	$—	$2,578,576
Consumer Staples	1,769,029	2,889,331	—	4,658,360
Energy	1,443,110	2,239,234	—	3,682,344
Financials	2,787,973	3,062,155	—	5,850,128
Health Care	1,970,220	2,884,979	—	4,855,199
Industrials	857,605	—	—	857,605
Information Technology	4,047,479	1,906,019	—	5,953,498
Telecommunication Services	932,362	3,252,199	—	4,184,561
Utilities	225,576	—	—	225,576
Total Equities	14,720,535	18,125,312	—	32,845,847
Repurchase Agreements	—	1,830,683	—	1,830,683
Total Investments in Securities	$14,720,535	$19,955,995	$—	$34,676,530
Emerging Fund
Equities
Consumer Discretionary	$3,406,167	$9,946,240	$—	$13,352,407
Consumer Staples	5,300,000	3,048,687	—	8,348,687
Energy	14,374,334	3,131,470	—	17,505,804
Financials	15,440,969	22,105,755	—	37,546,724
Health Care	429,336	1,071,938	—	1,501,274
Industrials	5,853,768	5,906,642	—	11,760,410
Information Technology	4,296,384	10,823,271	—	15,119,655
Materials	5,825,155	6,362,975	—	12,188,130
Telecommunication Services	11,937,789	13,740,395	—	25,678,184
Utilities	8,261,224	11,098,560	—	19,359,784
Total Equities	75,125,126	87,235,933	—	162,361,059
Participatory Notes	—	4,838,093		4,838,093
Short Term Investments	10,710,406	—	—	10,710,406
Total Investments in Securities	$85,835,532	$92,074,026	$—	$177,909,558
International Small Cap Fund
Equities
Consumer Discretionary	$2,317,966	$4,025,724	$—	$6,343,690
Consumer Staples	2,707,844	2,681,593	—	5,389,437
Financials	1,961,897	438,797	—	2,400,694
Health Care	238,520	1,286,125	—	1,524,645
Industrials	306,455	5,492,243	—	5,798,698
Information Technology	925,066	264,089	—	1,189,155
Materials	19,134	1,977,752	—	1,996,886
Telecommunication Services	173,214	630,905	—	804,119
Utilities	—	400,935	—	400,935
Total Equities	8,650,096	17,198,163	—	25,848,259
Repurchase Agreements	—	978,247	—	978,247
Total Investments in Securities	$8,650,096	$18,176,410	$—	$26,826,506
Core Plus Fund
Equities	$12,430	$13,331	$—	$25,761
Asset Backed Securities	—	1,286,232	—	1,286,232
Corporate Bonds	—	14,553,455	—	14,553,455
Government Securities	—	9,691,366	—	9,691,366
Mortgage Backed Securities	—	3,396,175	—	3,396,175
Repurchase Agreements	—	1,154,678	—	1,154,678
Total Investments in Securities	$12,430	$30,095,237	$—	$30,107,667

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Level 1	Level 2	Level 3	Total
Credit Focus Yield Fund
Equities	$33,958	$—	$—	$33,958
Asset Backed Securities	—	635,975	—	635,975
Corporate Bonds	—	8,872,620	—	8,872,620
Government Securities	—	1,280,525	—	1,280,525
Mortgage Backed Securities	—	1,100,581	—	1,100,581
Repurchase Agreements	—	67,412	—	67,412
Total Investments in Securities	$33,958	$11,957,113	$—	$11,991,071

There were no significant transfers into or out of Levels 1 or 2 during the periods presented for the Core Plus and Credit Focus Funds.

Below are the significant transfers into or out of Levels 1 and 2 during the periods presented for the International Equity, Global Equity and Emerging Markets Funds:

	International Equity	Global Equity	Emerging Markets
Transfers into Level 1	$—	$—	$4,159,422
Transfers out of Level 1	14,887,034	991,526	1,579,252
Net Transfers in and/or out of Level 1	$14,887,034	$991,526	$2,580,170
Transfers into Level 2	$14,887,034	$991,526	$1,579,252
Transfers out of Level 2	—	—	4,159,422
Net Transfers in and/or out of Level 2	$14,887,034	$991,526	$(2,580,170)

The securities transferred from Level 2 to Level 1 due to an increase in observable market data.

The securities transferred from Level 1 to Level 2 due to a decrease in observable market data.

There were no Level 3 securities in the International, Emerging Markets, International Small Cap and Global Equity Funds at the beginning of the periods presented or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus Fund during the period ended March 31, 2012:

Beginning Balance – October 1, 2011	$—
Gross purchases/(sales)	—
Transfers in/(out) of level 3	—
Total realized and unrealized gains	—
Total realized and unrealized losses
Ending Balance – March 31, 2012	—

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Assets and Liabilities. As of March 31, 2012 the Core Plus Fund had $8,748 of unrealized losses from Level 3 securities.

M.   In-Kind Redemptions. Net capital losses recorded on the Statement of Changes in Net Assets resulting from in-kind redemptions are excluded from the Emerging Markets Fund’s taxable gains and are not distributed to shareholders.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.  Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00%, 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon the average daily net assets of the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund, respectively. For the periods ended March 31, 2012, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $2,251,166, $149,123, $672,010, $38,956, $49,462 and $9,732 in advisory fees, respectively.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 31, 2013 (the “Expense Cap Agreement”):

Fund	Class I	Class E	Class S
International Fund	1.20%	1.45%	1.45%
Global Fund	1.00%	1.25%	1.25%
Emerging Markets Fund	1.12%	N/A	1.37%
Core Plus Fund	0.50%	0.70%	N/A
International Small Cap Fund	1.15%	N/A	1.40%
Credit Focus Yield Fund	0.70%	N/A	0.95%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the periods ended March 31, 2012, the Advisor did not waive any expenses for the International Equity Fund, and waived expenses of $109,445, $126,633, $33,176, $102,699 and $37,735 for the Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund, respectively.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Fund	Recovery Expiring September 30, 2012	Recovery Expiring September 30, 2013	Recovery Expiring September 30, 2014
International Fund	$—	$—	$—
Global Fund	209,781	158,122	187,218
Emerging Markets Fund	—	—	163,603
Core Plus Fund	225,766	192,839	204,045

For the six months ended March 31, 2012, the Advisor did not recoup any fees previously waived or reimbursed.

B.  Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the periods ended March 31, 2012, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $76,752, $6,066, $19,242, $519, $4,294 and $724 in such fees, respectively.

C.  Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees are paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class S shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of each Fund’s Class S shares. During the periods ended March 31, 2012, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the periods ended March 31, 2012, the Global Fund — Class S expensed $23, the Emerging

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Markets Fund — Class S expensed $57,095 and the International Small Cap Fund expensed $1 pursuant to the plan.

Class I of the Core Plus Fund and Class E of the International, Global and Core Plus Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.05% and 0.25% of annual net assets attributable to Class I and Class E, respectively (the “Shareholder Service Fee”). For the six months ended March 31, 2012, the effective rate paid by the Funds was the following:

Fund	Class I	Class E
International Fund	N/A	0.04%
Global Fund	0.00%	0.00%
Core Plus Fund	0.02%	0.25%

Certain officers and trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the periods ended March 31, 2012:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$31,974,381	$96,766,559
Global Fund	$—	$—	$2,911,223	$11,658,462
Emerging Markets Fund	$—	$—	$51,005,279	$18,165,767
International Small Cap Fund	$—	$—	$21,534,853	$1,498,357
Core Plus Fund	$7,162,965	$3,798,820	$643,451	$1,010,763
Credit Focus Yield Fund	$1,268,225	$1,384,189	$228,135	$119,425

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Six Months Ended 3/31/12		Year Ended 9/30/11		Six Months Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	3,041	$40,659	9,012	$137,842	227	$4,454	190	$4,241
Class E	135	1,845	359	5,553	1	23	5	110
Class S	—	—	—	—	5	98	1	13
Issued on Reinvestment of Distributions
Class I	1,483	19,328	1,061	16,144	154	2,936	124	2,699
Class E	10	131	2	27	1	16	—	11
Class S	—	—	—	—	—	1	—	—
Shares Redeemed
Class I	(8,421)	(111,972)	(26,811)	(401,805)	(619)	(12,160)	(302)	(6,747)
Class E	(87)	(1,150)	(86)	(1,292)	—	—	—	(9)
Class S	—	—	—	—	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	(3,839)	$(51,159)	(16,463)	$(243,531)	(231)	$(4,632)	18	$318

	Emerging Markets Fund				International Small Cap Fund
	Six Months Ended 3/31/12		Year Ended 9/30/11		Period Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	3,495	$30,580	14,976	$148,059	2,535	$25,713	—	$—
Class S	2,792	24,899	5,735	56,875	3	36	—	—
Issued on Reinvestment of Distributions
Class I	218	1,813	—	—	—	—	—	—
Class S	96	795	—	—	—	—	—	—
Shares Redeemed
Class I	(422)	(3,756)	(5,831)	(57,310)	—	—	—	—
Class S	(1,024)	(8,428)	(845)	(7,591)	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	5,155	$45,903	14,035	$140,033	2,538	$25,749	—	$—

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Core Plus Fund				Credit Focus Yield Fund
	Six Months Ended 3/31/12		Year Ended 9/30/11		Period Ended 3/31/12		Year Ended 9/30/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	151	$1,402	341	$3,225	1,198	$11,977	—	$—
Class E	216	2,009	304	2,891	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	—	—
Issued on Reinvestment of Distributions
Class I	108	994	153	1,454	8	78	—	—
Class E	20	185	19	180	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	—	—
Shares Redeemed
Class I	(109)	(1,010)	(581)	(5,546)	—	—	—	—
Class E	(57)	(526)	(192)	(1,814)	N/A	N/A	N/A	N/A
Class S	N/A	N/A	N/A	N/A	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	329	$3,054	44	$390	1,206	$12,055	—	$—

NOTE 6 – FEDERAL INCOME TAX MATTERS

The International Small Cap and Credit Focus Yield Funds commenced operations on January 31, 2012 and therefore, the following September 30, 2011 tax information is not applicable for these Funds.

As of September 30, 2011, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Emerging Markets Fund	Core Plus Fund
Cost of investments for tax purposes	582,093,953	39,956,244	137,703,188	26,103,121
Gross tax unrealized appreciation	28,341,191	2,122,444	4,109,363	1,852,568
Gross tax unrealized depreciation	(158,862,567)	(5,767,779)	(31,712,094)	(642,493)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(130,521,376)	(3,645,335)	(27,602,731)	1,210,075
Distributable ordinary income	21,557,103	949,990	1,650,786	306,271
Distributable long-term capital gains	—	2,084,132	1,078,155	363,367
Total distributable earnings	21,557,103	3,034,122	2,728,941	669,638
Other accumulated gains/(losses)	(82,679,639)	(29,100)	(531,317)	—
Total accumulated earnings	(191,643,912)	(640,313)	(25,405,107)	1,879,713

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes.

The tax composition of dividends for the periods ended September 30, 2011 for the Funds were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$17,335,276	$—
Global Fund	$795,457	$1,945,658
Emerging Markets Fund	$—	$—
Core Plus Fund	$1,859,640	$31,187

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2011.

At September 30, 2011, the International Fund and Emerging Markets Fund had net realized losses on investment and foreign currency transactions between November 1, 2010 and September 30, 2011, of $53,664,854 and $279,291, respectively, which were deferred for tax purposes and recognized on October 1, 2011.

As of September 30, 2011 the Funds had capital losses expiring as indicated below:

Fund	2017	2018
International Fund	$—	$29,067,216
Global Fund	—	—
Emerging Markets Fund	—	—
Core Plus Fund	—	—

Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2011, The International Fund increased undistributed net investment income/loss by $1,972,276, decreased accumulated net realized gain/loss by $1,972,274 and decreased paid in capital by $2, due to certain permanent book and tax differences. The Global Fund increased undistributed net investment income/loss by $12,007 and decreased accumulated net realized gain/loss by $12,007. The Emerging Markets Fund decreased undistributed net investment income/loss by $596,741, increased accumulated net realized gain/loss by $4,945,741 and decreased paid in capital by $4,349,000. The Core Plus Fund increased undistributed net investement income/loss by $91,304, decreased accumulated net realized gain/loss by $194,409 and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

increased paid in capital by $103,105. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

NOTE 7 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

On May 10, 2012 the Board of Trustees to the Brandes Investment Trust approved revisions to the Expense Cap Agreement and the annual Advisor Fee rate of the International Equity Fund as indicated below. These revisions are effective starting on June 1, 2012.

Expense Cap Agreement

	Old Expense Cap	New Expense Cap
Class I	1.20%	1.05%
Class E	1.45%	1.30%
Class S	1.45%	1.30%

Advisor Fee

For average daily net assets:	Old Rate	New Rate
Less than $2.5 billion	1.00%	1.00%
$2.5 billion – $5.0 billion	1.00%	0.90%
More than $5.0 billion	1.00%	0.80%

NOTE 8 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued an update to requirements relating to Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). The amendments are of two types: (i) those that clarify the Board’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact this update will have on the Funds’ financial statements.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 9 – OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2012, the Advisor or an affiliate of the Advisor beneficially owned shares of the Funds as follows:

	International Equity Fund		Global Equity Fund		International Small Cap Equity Fund	Core Plus Fund	Credit Focus Yield Fund
	Class E	Class S	Class I	Class E	Class I	Class I	Class I	Class S
Shares	25,256	7	925,104	5,938	2,289,987	513,636	1,201,434	10
Percent of total outstanding shares	6.40%	100.00%	55.84%	49.01%	90.34%	19.48%	99.67%	100.00%

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2011, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved the following actions with respect to the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for various series of the Trust:

•	Renewal of the Agreement for an additional one-year term with respect to the Brandes Institutional International Equity Fund (the “International Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Institutional Global Equity Fund (the “Global Fund”). The International Fund, Core Plus Fund and Global Fund are collectively referred to below as the “Existing Funds.”
•	Addition to the Agreement for an initial two-year term of the Brandes International Small Cap Equity Fund (the “Small Cap Fund”) and the Brandes Credit Focus Yield Fund (the “Yield Fund”), newly organized series of the Trust. The Small Cap Fund and Yield Fund are collectively referred to below as the “New Funds.”

Each of the Existing Funds and the New Funds is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Existing Funds, including reports on each such Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Existing Funds, the Board requested and reviewed supplementary information that included materials regarding those Funds’ investment results, advisory fee and expense comparisons for peer groups and categories of similar funds identified by Morningstar Associates (“Morningstar”); financial and profitability information regarding the Advisor; descriptions of various functions such as compliance monitoring and portfolio trading practices; and information about the personnel providing investment management and administrative services to the Existing Funds.

The Board members received similar information in November 2011 in connection with its approval of the Agreement with respect to the New Funds, including information regarding the investment results of the pooled investment vehicles managed by the Advisor which were proposed to be reorganized into the New Funds to provide the New Funds’ initial assets (each a “Predecessor Fund”).

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Existing Funds, and proposed to be provided by the Advisor to the New Funds, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided and proposed to be provided by the Advisor to the Funds, and the investment results of the Existing Funds and the Predecessor Funds.

The Trustees determined that the investment results of the Existing Funds were satisfactory. The independent Trustees noted that for periods ended September 30, 2011:

•	The International Fund’s investment results were above the average results of the funds in its Morningstar peer group for the one-year and ten-year periods, were above the average results of the funds in its larger Morningstar category for the since-inception period, were above its benchmark index for the ten-year period, and were above the average results of the funds in its category for four of the last ten calendar years, although they were below these measures for other periods. The independent Trustees noted the Fund’s long-term investment strategy, and considered that it is not unusual for the performance of funds managed with the Graham and Dodd value strategy to fall below the performance of measurement indices for some periods.
•	The Global Fund’s investment results were mixed. For the one-year period they were above the average results of the funds in its Morningstar category, but below those of its benchmark index; for the since-inception period they were below the Morningstar average but above the benchmark index. The independent Trustees considered that these relative results were affected by the inclusion in the Morningstar category of growth-leaning funds as well as value-leaning funds, and noted the Fund’s long-term investment strategy.
•	The Core Plus Fund’s investment results were above the average results of the funds in its Morningstar category and above its benchmark index for the three-

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

year period, and were above the average results of the funds in its category for two of the last four calendar years, but were below these measures for the one-year and since-inception periods.

The Trustees noted that the Advisor proposed to manage each New Fund in substantially the same manner as the Advisor managed its respective Predecessor Fund. They considered that the investment results of the Predecessor Fund were better than those of the proposed benchmark for its respective New Fund for the year-to-date and one-year, three-year, five-year and ten-year periods ended September 30, 2011 (except for the three-year period for the Yield Fund), and for those periods were also above (or, in two instances, near) the average investment results of a group of comparable mutual funds in the same Morningstar category. The Trustees concluded that these investment results indicated that the Advisor’s management of each New Fund for the initial term would benefit the New Fund’s shareholders.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Existing Funds, the independent Trustees noted that:

•	Although the International Fund’s management fee was in the fourth quartile of the fees of the funds in its Morningstar peer group, the majority of its non-advisory expenses were below the median for its peer group and the Advisor effectively provided fee reductions to the Fund by subsidizing the sub-transfer agency fees charged by administrators of omnibus accounts for maintenance of shareholder records and by retaining an expense cap for the Fund.
•	The management fees and total expenses for the Core Plus Fund and Global Fund were equal to or less than the median fees and expenses of the funds in their respective Morningstar peer groups. The independent Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for those Funds.
•	Although the Advisor’s management fee is higher for the Existing Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the differences are reasonable in light of the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Existing Funds. The independent Trustees noted that although the Advisor’s fees for the Existing Funds do not have breakpoints as those Funds’ assets increase, at current asset levels the management fee structures are adequate to ensure that realized and

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

potential economies of scale are being appropriately shared with the Existing Funds; the independent Trustees asked the Advisor to develop a proposal for adding breakpoints to the International Fund’s fee schedule for future consideration by the Board.

The Trustees noted that the proposed advisory fee for the new Yield Fund would be below the average advisory fees borne by its Morningstar peer group, and that the proposed fee for the new Small Cap Fund would be slightly above the median of its peer group. They determined that although the proposed advisory fees would be above the fees the Advisor charges to similar institutional separate accounts, the differences would be reasonable in light of the additional responsibilities and expenses that the Advisor would incur in sponsoring and operating the New Funds. They also noted that although the proposed advisory fees did not include breakpoints, as the fees for the projected initial size of the New Funds were reasonable, matters related to potential economies of scale could be reviewed in the future as their assets increased.

In addition, the independent Trustees reviewed an analysis of the profitability to the Advisor of its relationship with the Existing Funds, which they concluded was reasonable, and reviewed similar information with respect to the projected operations of the New Funds, which they concluded would also be reasonable. They reviewed information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future, which they concluded was adequate. They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel. Finally, they considered ancillary benefits to the Advisor as a result of its relationships with the Funds. They noted that these were primarily related to the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, as the Adviser does not obtain third-party research or other services in return for allocating the Funds’ brokerage.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Existing Funds and their respective shareholders, that the Existing Funds’ shareholders receive reasonable value in return for the advisory fees paid to the Advisor by those Funds, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Existing Funds, and that renewal of the Agreement was in the best interests of each Existing Fund and its shareholders. The Board and independent Trustees reached similar conclusions with respect to the prospective addition of each of the New Funds to the Agreement.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
DeWitt F. Bowman, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 81)	Trustee	Since February 1995	Investment Fund Director.	7	Pacific Gas and Electric Nuclear Decommissioning Trust; PCG Private Equity Fund; Forward Funds; RREEF America III REIT.
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 70)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	7	None
Karin B. Bonding, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 72)	Trustee	Since May 2006	Lecturer, University of Virginia, since 1996. President of Capital Markets Institute, Inc. serving as fee-only financial planner and investment advisor since 1996.	7	The Endowment Fund and the Salient Partners Absolute Return Fund.
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 54)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management of Russell Investment Group from 2000 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 60)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Craig Wainscott 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds, Russell Investments, from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 49)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCP of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 51)	Trustee and President	Since July 2006	Executive Director of the Advisor	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 41)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 55)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 61)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA, 92071

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Institutional International Equity Fund, the Brandes Institutional Global Equity Fund, the Brandes Institutional Emerging Markets Fund, the Brandes International Small Cap Equity Fund and the Brandes Institutional Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)*_/s/ Jeff Busby

Jeff Busby, President

Date 6/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeff Busby

Jeff Busby, President

Date 6/6/12

By (Signature and Title)* _/s/ Gary Iwamura ______________  _

Gary Iwamura, Treasurer

Date 6/6/12

* Print the name and title of each signing officer under his or her signature.

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